                                              OMB APPROVAL
                                              OMB Number: 3235-0570
                                              Expires: September 30, 2007
                                              Estimated average burden
                                              hours per response. . . . . 19.4

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR/A

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number______811-08846_______________________________
__________________First Focus Funds, Inc._______________________________________
               (Exact name of registrant as specified in charter) __________________First National Bank 1620 Dodge Street Omaha, NE 68197_________
              (Address of principal executive offices)                (Zip code)
__________________BISYS Funds Services 3435 Stelzer Rd. Columbus, OH 43219______
                     (Name and address of agent for service)
Registrant's telephone number, including area code:________614-470-8000____

Date of fiscal year end:_____March 31, 2005_____

Date of reporting period:____March 31, 2005____

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                  FIRST FOCUS
                                      FUNDS



SHORT-INTERMEDIATE BOND FUND
-----------------------------
INCOME FUND
-----------------------------
NEBRASKA TAX-FREE FUND
-----------------------------
COLORADO TAX-FREE FUND
-----------------------------
BALANCED FUND
-----------------------------
CORE EQUITY FUND
-----------------------------
GROWTH OPPORTUNITIES FUND
-----------------------------
SMALL COMPANY FUND
-----------------------------
INTERNATIONAL EQUITY FUND
-----------------------------


                                First Focus Funds
                                  Annual Report
                                 March 31, 2005





                           Value. Stability. Service.

Notice to Investors
Shares of First Focus Funds are:

--------------------------------------------------------------------------------
        - ARE NOT FDIC INSURED - MAY LOSE VALUE - HAVE NO BANK GUARANTEE
--------------------------------------------------------------------------------

First Focus Funds are distributed by BISYS Funds Services, which is not affiliated with First National Bank or any of its affiliates.

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------

 TABLE OF CONTENTS
 -------------------------------------------------------------------------------

 Shareholder Letter....................................................      1
 Management Discussion and Analysis....................................      2
 Schedules of Portfolio Investments....................................     22
 Statements of Assets and Liabilities..................................     42
 Statements of Operations..............................................     44
 Statements of Changes in Net Assets...................................     46
 Financial Highlights..................................................     52
 Notes to Financial Statements.........................................     54
 Additional Fund Information...........................................     63
 Directors and Officers................................................     65
 Report of Independent Registered Public Accounting Firm...............     66

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------

MARCH 31, 2005

DEAR SHAREHOLDER,

As we conclude the first quarter of 2005 with most major market categories in the red, I am reminded of one of my favorite stories - Aesop's fable of the tortoise and the hare. As most of us remember, although the sprinting rabbit took the early lead, it was the steadier, albeit slower tortoise who eventually won the day.

Long-term investing parallels this famous fable in many ways. Almost everyone is familiar with the positive side of returns (the hare), usually the topic of conversation at cocktail parties. However, real success over the long-term comes by limiting your losses when markets give up ground, as they did early in this decade (the tortoise).

Let us look at some basic mathematical principles. Everyone understands that when you make a 15% return on your investment in a year, you have 15% more money than you did when you started. The table below examines the effects of negative returns:

        Hypothetical                    Return needed to
        Portfolio Loss              recoup initial Investment
        --------------              -------------------------
            -10%                            +11%
            -20%                            +25%
            -25%                            +33%
            -50%                            +100%
            -75%                            +400%
            -90%                           +1000%

Unfortunately, as many individual investors in the technology sector learned the hard way in 2000 and 2001, losing 50-90% of your initial investment can happen. Needing a 400-1000% return on your investment just to break even is not an enviable position in which to be.

At First Focus Funds, we manage portfolios with a watchful eye on risk. Occasionally, this will lead us to underperform when the markets are focused on more speculative securities, as they did in 2003. But as the table clearly shows, it is just as important, if not more so, to minimize losses in years the markets do not cooperate.

We, much as the tortoise in Aesop's fable, believe that if you want to succeed in the long run, slow but steady will beat fast and furious every time.



/s/ Stephen Frantz

Stephen Frantz
Chief Investment Officer
sfrantz@fnni.com

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------

FIRST FOCUS SHORT-INTERMEDIATE BOND FUND

INVESTMENT CONCERNS

Short- or intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGER COMMENTARY

The First Focus Short-Intermediate Bond Fund invests at least 80% of its total assets in investment grade fixed income securities. We expect to maintain a weighted average maturity between two and five years in the portfolio.

As of March 31, 2005, the portfolio's composition was 32.1% U.S. Treasury securities, 30.8% U.S. Government agency securities, 36.3% corporate bonds, and 0.8% cash equivalents. The overall weighted average credit quality of the portfolio was Aa1, while the weighted average maturity was 2.93 years.(1)

The trailing twelve month period witnessed dramatic changes in the domestic bond markets. Coming off a prolonged period of geopolitical uncertainty and historically low interest rates in all sectors, most fixed-income investors were expecting the worst heading into the Spring of 2004. Indeed, expectations of Federal Reserve Board (the "Fed") tightening and a strengthening economy drove longer-term interest rates higher through June. When the Fed did in fact raise its target overnight lending rate to 1.25% at the end of June, intermediate and long-term bonds actually began to rally. Benign inflation data, weaker-than-expected labor markets, political uncertainty surrounding the November Presidential election and to some extent a "sell the rumor, buy the news" effect kept all but short-term interest rates low for most of 2004, even as the Fed continued to tighten monetary policy. As we crossed into 2005, however, bond market investors began to worry again about inflation and whether the Fed might raise its target overnight rate more quickly than expected, pushing interest rates higher across all maturities.

From March 2004 to March 2005, the yield curve flattened dramatically, as short-term Treasury rates rose over 200 basis points (2.0%), while the longest-term rates were flat to slightly lower. The Treasury and agency sectors notched the weakest performances in the bond market, while the credit sector again performed well. Similar to last year, the strongest performance within the credit sector came from lower-quality bonds which benefited from the growing economy and a search for higher yields.

The First Focus Short-Intermediate Bond Fund underperformed the Lehman Brothers Intermediate Government/Credit Bond Index over the past year. As mentioned above, the best performing bond market sector was predominantly lower-quality corporate bonds. The Fund was not as exposed to lower-quality credits as the benchmark, reflecting our higher-quality bias, and therefore returned less than the benchmark.

We continue to believe that over the longer-term, a focus on quality credits and careful relative value analysis in the corporate and mortgage sectors may deliver above-average performance with potential for minimal risk.




(1) DISCLOSURES
Portfolio composition is as of March 31, 2005 and is subject to change.

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------

FIRST FOCUS SHORT-INTERMEDIATE BOND FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2005

[LINE GRAPH]

3/95     10000    10000
         10408    10499
         10548    10673
         10869    11049
3/96     10777    10956
         10825    11025
         10983    11221
         11237    11496
3/97     11208    11483
         11493    11821
         11764    12140
         11990    12400
3/98     12145    12593
         12349    12831
         12947    13407
         12918    13447
3/99     12824    13421
         12687    13368
         12762    13491
         12737    13498
3/00     12916    13701
         13067    13933
         13382    14334
         13857    14864
3/01     14273    15368
         14353    15471
         15009    16183
         14513    16196
3/02     14453    16160
         15014    16735
         15646    17493
         15835    17789
3/03     16024    18057
         16386    18549
         16368    18545
         16348    18556
3/04     16704    19015
         16284    18535
         16628    19037
         16649    19120
3/05     16548    18954

PORTFOLIO COMPOSITION AS OF MARCH 31, 2005 (SUBJECT TO CHANGE)

[PIE CHART]

U.S. Treasuries         32.1%
Cash Equivalents         0.8%
Mortgage-Backed         30.8%
Corporate Bonds         36.3%


TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------

                                         ANNUALIZED*
                                -------------------------------
                                  1 YEAR   5 YEAR     10 YEAR
---------------------------------------------------------------
FIRST FOCUS                       -0.94%     5.08%       5.17%
SHORT-INTERMEDIATE
BOND FUND
---------------------------------------------------------------
LEHMAN BROTHERS INTERMEDIATE      -0.32%     6.71%       6.60%
GOVERNMENT/CREDIT BOND INDEX
---------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.FIRSTFOCUSFUNDS.COM.

(*) Performance data for periods prior to April 9, 1995 relates to a predecessor, First Omaha Short-Intermediate Fixed Income Fund, the assets of which were acquired by the Fund on that date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on March 31, 1995. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------

FIRST FOCUS INCOME FUND

INVESTMENT CONCERNS

The value of the Fund's shares depends on the value of the securities it owns. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.
Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGER COMMENTARY

The First Focus Income Fund invests at least 65% of its total assets in investment grade fixed income securities. We expect to maintain a weighted average maturity of four years or more.

As of March 31, 2005, the portfolio's composition was 17.1% U.S. Treasury securities, 5.3% U.S. Government agency securities, 29.4% corporate bonds, 27.8% mortgage-backed securities, 15.6% asset-backed securities, 1.3% foreign government bonds and 3.5% cash equivalents. The overall weighted average credit quality of the portfolio was Aa1, while the weighted average maturity was 5.90 years.(1)

The trailing twelve month period witnessed dramatic changes in the domestic bond markets. Coming off a prolonged period of geopolitical uncertainty and historically low interest rates in all sectors, most fixed-income investors were expecting the worst heading into the Spring of 2004. Indeed, expectations of Federal Reserve Board (the "Fed") tightening and a strengthening economy drove longer-term interest rates higher through June. When the Fed did in fact raise its target overnight lending rate to 1.25% at the end of June, intermediate and long-term bonds actually began to rally. Benign inflation data, weaker-than-expected labor markets, political uncertainty surrounding the November Presidential election and to some extent a "sell the rumor, buy the news" effect kept all but short-term interest rates low for most of 2004, even as the Fed continued to tighten monetary policy. As we crossed into 2005, however, bond market investors began to worry again about inflation and whether the Fed might raise its target overnight rate more quickly than expected, pushing interest rates higher across all maturities.

From March 2004 to March 2005, the yield curve flattened dramatically, as short-term Treasury rates rose over 200 basis points (2.0%), while the longest-term rates were flat to slightly lower. The Treasury and agency sectors notched the weakest performances in the bond market, while the credit sector again performed well. Similar to last year, the strongest performance within the credit sector came from lower-quality bonds which benefited from the growing economy and a search for higher yields. By far the best performance of the year came from the mortgage sector, which posted a total return of nearly 3% for the year ended March 2005. The stability of long-term interest rates made mortgage-backed securities more attractive to investors, which combined with typically higher coupon payments to produce a decent total return.

The First Focus Income Fund underperformed the Lehman Brothers U.S. Aggregate Bond Index over the past year. As mentioned above, the best performing bond market sectors were lower-quality corporate bonds and mortgage-backed securities. The Fund was not as exposed to lower-quality credits as the benchmark, reflecting our higher-quality bias, and therefore returned less than the benchmark. In addition, the Fund's mortgage portfolio was over-weighted with shorter-term mortgage securities relative to the benchmark, which negatively impacted relative return in an environment where 30-year mortgage securities performed well.

We continue to believe that over the longer-term, a focus on quality credits and careful relative value analysis in the corporate and mortgage sectors could deliver above-average performance with the potential for minimal risk.



(1) DISCLOSURES
Portfolio composition is as of March 31, 2005 and is subject to change.

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------


FIRST FOCUS INCOME FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2005

[LINE GRAPH]

3/95     10000    10000
         10612    10609
         10750    10818
         11250    11279
3/96     10935    11079
         10939    11142
         11099    11348
         11420    11688
3/97     11296    11623
         11684    12050
         12100    12450
         12442    12816
3/98     12611    13016
         12903    13320
         13603    13883
         13535    13930
3/99     13360    13861
         12978    13739
         13000    13832
         12889    13815
3/00     13115    14120
         13243    14366
         13608    14799
         14200    15421
3/01     14507    15889
         14525    15979
         15233    16716
         15200    16724
3/02     15182    16739
         15815    17358
         16486    18153
         16623    18439
3/03     16819    18695
         17143    19163
         17125    19135
         17117    19195
3/04     17534    19706
         17044    19224
         17541    19839
         17666    20028
3/05     17557    19932

PORTFOLIO COMPOSITION AS OF MARCH 31, 2005 (SUBJECT TO CHANGE)

[PIE CHART]

U.S. Treasuries                17.1%
Foreign Government Bonds        1.3%
Corporate Bonds                29.4%
Cash Equivalents                3.5%
Agencies                        5.3%
Asset-Backed Securities        15.6%
Mortgage-Backed                27.8%

TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------

                                         ANNUALIZED*
                            -----------------------------------
                                  1 YEAR   5 YEAR     10 YEAR
---------------------------------------------------------------
FIRST FOCUS                        0.13%    6.01%      5.79%
INCOME FUND
---------------------------------------------------------------
LEHMAN BROTHERS U.S.               1.15%    7.14%      7.14%
AGGREGATE BOND INDEX
---------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.FIRSTFOCUSFUNDS.COM.

(*) For periods prior to March 9, 2001, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed collective investment fund, adjusted to reflect the Fund's fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on March 31, 1995. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged market value-weighted index that tracks the daily price, coupon, paydowns and total return performance of fixed-rate, publicly placed, dollar denominated and nonconvertible, investment-grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. The index was introduced in 1972 and it combines the Lehman U.S. Government/Credit Bond Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------

FIRST FOCUS NEBRASKA TAX-FREE FUND

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Because the Fund is non-diversified and invests primarily in Nebraska municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Nebraska municipal securities.

Certain shareholders may be subject to the Alternative Minimum Tax (AMT). Federal income tax rules will apply to any capital gains distributions. Non-residents are subject to state taxation.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGER COMMENTARY

The First Focus Nebraska Tax-Free Fund invests at least 80% of its total assets in investment grade municipal securities which generate income exempt from both Federal and Nebraska state income taxes. We expect to maintain a weighted average maturity between five and fifteen years in the portfolio.(1)

As of March 31, 2005, the portfolio was 99.5% invested in Nebraska municipal securities. The overall weighted average credit quality of the portfolio was AA, while the weighted average maturity was just over 5 years.(1)

During the year ended March 31, 2005, most fixed-income investors were expecting the worst as a strengthening economy drove longer-term interest rates higher and the Federal Reserve Board (the "Fed") began to raise its target overnight lending rate.

Despite the Fed tightening monetary policy, intermediate and long-term bonds actually rallied during the Summer and early Fall due to benign inflation data, weaker-than-expected labor markets, and the uncertainty surrounding the Presidential election. All but short-term interest rates stayed low for most of 2004. Post-election and crossing into 2005, bond market investors once again began to worry about inflation and whether the Fed might raise its target overnight rate more aggressively. Interest rates moved higher across all maturities.

From March 2004 to March 2005, the yield curve flattened dramatically, as short-term rates rose 200 basis points (2.0%), while the longest-term rates barely budged higher. Interest rates on municipal securities did not rise as quickly as Treasuries, compressing the taxable equivalent yield advantage of municipals. Municipal rates as a percent of Treasuries still trade at attractive levels. Going forward, the strengthening economy also led to expectations of improved municipal finances, and thus greater demand for municipal securities.

The First Focus Nebraska Tax-Free Fund underperformed the Lehman Brothers Municipal Bond Index over the past year primarily due to the shorter average maturity of the Fund versus the benchmark. We maintained a shorter maturity Fund throughout the year in anticipation of rising interest rates. We believe this is still the proper position for the Fund for the future economic environment. To a much lesser extent, the great variation in the composition of the Fund versus the benchmark contributed to the underperformance. The benchmark is invested in municipal securities across the United States, where each state has different tax situations, legal guidelines and supply versus demand considerations.

The Fund maintains its shorter average maturity of the portfolio versus the benchmark to better protect against rising interest rates, and continues to diversify holdings to help improve total return and potentially reduce risk.



(1) DISCLOSURES
Portfolio composition is as of March 31, 2005 and is subject to change.

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------

FIRST FOCUS NEBRASKA TAX-FREE FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2005

[LINE GRAPH]


3/95     10000    10000
         10195    10241
         10432    10535
         10680    10970
3/96     10600    10838
         10610    10921
         10772    11171
         10966    11456
3/97     10971    11429
         11217    11822
         11446    12179
         11617    12509
3/98     11711    12653
         11839    12846
         12129    13240
         12203    13320
3/99     11802    13438
         11977    13201
         12023    13148
         12010    13046
3/00     12183    13427
         12319    13630
         12543    13960
         12937    14570
3/01     13322    14893
         13381    14990
         13721    15411
         13575    15317
3/02     13694    15461
         14196    16027
         14811    16788
         14772    16788
3/03     14931    16990
         15284    17428
         15289    17442
         15395    17680
3/04     15575    17986
         15251    17560
         15706    18244
         15800    18472
3/05     15712    18465

PORTFOLIO COMPOSITION AS OF MARCH 31, 2005 (SUBJECT TO CHANGE)

[PIE CHART]

Cash Equivalents                0.5%
Municipal Bonds                99.5%

TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------

                                         ANNUALIZED*
                                -------------------------------
                                  1 YEAR    5 YEAR    10 YEAR
---------------------------------------------------------------
FIRST FOCUS                       0.88%     5.22%      4.62%
NEBRASKA TAX-FREE
FUND
---------------------------------------------------------------
LEHMAN BROTHERS                   2.67%     6.58%      6.33%
MUNICIPAL BOND INDEX
---------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.FIRSTFOCUSFUNDS.COM.

(*) For periods prior to March 9, 2001, when the Fund became a mutual fund, the performance quoted reflects performance of the adviser's similarly managed collective investment fund, adjusted to reflect the Fund's fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on March 31, 1995. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Lehman Brothers Municipal Bond Index is an unmanaged broad-based total return index comprised of 8,000 investment grade, fixed rate, tax-exempt securities, with a remaining maturity of at least one year, including state and local general obligation, revenue, insured and pre-refunded bonds. Securities are selected from issues larger than $50 million dated since January 1984. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------

FIRST FOCUS COLORADO TAX-FREE FUND


INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Because the Fund is non-diversified and invests primarily in Colorado municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Colorado municipal securities.

Certain shareholders may be subject to the Alternative Minimum Tax (AMT). Federal income tax rules will apply to any capital gains distributions. Non-residents are subject to state taxation.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGER COMMENTARY

In the year ended March 31, 2005 the First Focus Colorado Tax-Free Fund returned -0.46% versus the gain of 0.80% generated by the Lehman Brothers 7-Year Municipal Bond Index(1).

The Fund's strategy of focusing on new purchases at the apex of the maturity curve and longer duration has resulted in underperformance as rates have risen across the curve, but expects this strategy to pay long-term dividends.

The average yield on ten-year general obligation bond issued by Colorado entities was 3.49% in March of 2004. One year later, the yield has increased over 40 basis points (0.40%) to 3.92%. Municipal bond yields increased across the yield curve in comparison to their U.S. Treasury counterparts. While the yield curve has shifted upward, the overall shape is flattening. The spread between the one and ten year general-obligation bonds was 244 basis points (2.44%) in March of 2004. Now, the spread has tightened to 137 basis points (1.37%).(1)

From 2000 through 2004, Colorado lost approximately 52,000 jobs and unemployment reached 6.4% during the second quarter of 2003. Since that time, the unemployment rate has been trending downward, and the economy is growing again. The majority of expected growth for Colorado will be focused on the Front Range. The location of Colorado's Front Range makes it a prime operating location for companies operating on both the east and west coasts. Regional and national industries such as trucking, warehousing, and professional and financial services are expected to be the driving forces for the state's growth. Colorado's previous industry leaders; electrical machinery and instruments manufacturing, the Federal government, and air transportation maintain positive growth forecasts as well.

The state's population has continued to grow at a pace greater than the national level. For 2004, the population grew approximately 1.5% and is expected to grow 1.8% annually for the next 10 years. The above-average growth rates, for both the economy and population, are expected to remain high due to the continual decentralization away from the west coast. Colorado boasted the nation's seventh highest per capita income for 2004 coming in just over $36,000.

Colorado's 2004 election resulted in multiple bond issues for the fourth quarter of 2004 and first quarter of 2005. The increase in the number of bond issues provided the opportunity to sell bonds with short maturities and extend along the curve. As of March 31, 2005 the Fund's average duration was 7.0.(1)

(1) DISCLOSURES

Portfolio composition is as of March 31, 2005 and is subject to change.

THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $5 million and a maturity range of 6-8 years. As of January 1996 the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------

FIRST FOCUS COLORADO TAX-FREE FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2005

[LINE GRAPH]

3/9/01   10000    10000
         10076    10080
         10111    10154
         10388    10433
         10210    10335
3/02     10299    10435
         10753    10880
         11256    11372
         11229    11405
3/03     11353    11537
         11661    11843
         11594    11907
         11701    12026
3/04     11825    12183
         11500    11902
         11877    12303
         11937    12405
3/05     11771    12280

PORTFOLIO COMPOSITION AS OF MARCH 31, 2005 (SUBJECT TO CHANGE)

[PIE CHART]

Cash Equivalents                0.3%
Municipal Bonds                99.7%


TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------

                                         ANNUALIZED*
                                -------------------------------
                                                        SINCE
                                  1 YEAR    3 YEAR    INCEPTION
---------------------------------------------------------------
FIRST FOCUS COLORADO               -0.46%     4.55%      4.10%
TAX-FREE BOND FUND
---------------------------------------------------------------
LEHMAN BROTHERS 7-YEAR              0.80%     5.58%      5.16%**
MUNICIPAL BOND INDEX
---------------------------------------------------------------


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.FIRSTFOCUSFUNDS.COM.

(*) For periods prior to March 9, 2001, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed collective investment fund, adjusted to reflect the Fund's fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

(**) The since inception data for the Lehman Brothers 7-Year Municipal Bond
     Index was run from 2/28/01, the closest possible date.

     This chart assumes an initial investment of $10,000 made on March 9, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $5 million and a maturity range of 6-8 years. As of January 1996 the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------

FIRST FOCUS BALANCED FUND

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential. This Fund generally would be considered to have more risk and return potential than the First Focus Bond Fund and less risk and return potential than the First Focus Core Equity Fund.

MANAGER COMMENTARY

Economic Growth during the past year provided solid fundamental support for a second year of positive returns in the U.S. stock markets. Bonds had a more challenging year as the Federal Reserve Board (the "Fed") changed policy and began raising interest rates. While U.S. corporate profits were up 15% to 20%, share prices had more modest gains, improving valuation levels. The Standard & Poor's 500 Index(1) generated a 6.69% total return and The Dow Jones Industrial Average(1) advanced by 3.59%. Meanwhile, in the fixed income markets, the Lehman Brothers U.S. Aggregate Bond Index(1) had a 1.15% return for the year. The First Focus Balanced Fund had a 7.83% return for the year, a good result compared to other funds that invest in both stocks and bonds. The Lipper Balanced Fund average showed a return of 4.30%.(1)

The Fed has raised short-term interest rates this year and has indicated they will continue to raise rates until they have removed the "accommodation" bias of the past two years. For a majority of 2004, speculation regarding pension accounting changes, attempted currency hedging, and the preference toward higher quality issues in fixed income portfolios increased the demand for U.S. Treasury bonds. Since March 2004, the yield curve has shifted upward while the general shape is flattening. The spread differential between the six-month U.S. Treasury-Bill and the U.S. Treasury 10-year note decreased over 140 basis points (1.40%) from 289 (2.89%) to 172 basis points (1.72%).

In the current environment, the Balanced Fund managers continue to believe that stocks have better opportunities for positive risk adjusted returns than bonds and have kept the allocation to stocks at the top end of the allowed range while bonds have been kept at the minimum allowed allocation. Within the bond portion of the fund, the managers reduced the allocation to corporate bonds and placed the proceeds in U.S. Treasury and Federal Agency Notes and Bonds. In our opinion, the incremental spread in corporate bonds is inadequate to compensate for the credit risk. As a result of the upward shift and flattening of the yield curve, we believe the optimal portfolio structure is found by laddering bonds between the five and twelve year maturity range. For the fiscal year ending March 31, 2005, the Balanced Fund's bond portfolio had a duration of 6.7 years.(1)

Within the stock portion of the Fund the emphasis continues to be on economically sensitive stocks. The Fund managers believe the current economic expansion will slow, but will be sustained at a reasonable level for the foreseeable future. Solid economic activity and good corporate profits combined with the likelihood of rising interest rates has kept the Fund managers focused on reducing risks wherever possible, while positioning the Fund to participate if the stock market should resume rising with the economy.

The First Focus Balanced Fund is managed with a focus on fundamental factors like sales and earnings that can support the current valuation of a company's stock, with the expectation these fundamental underpinnings could reduce somewhat the Fund's exposure to the sharp setbacks that could occur when stocks with more extended valuations fall in a general market decline.

During the past year energy, and energy related companies did particularly well. The First Focus Balanced Fund's holdings in Evergreen Resources, Patina Oil & Gas, Apache Corp. and Valero Energy were especially strong performers. Other industrial/cyclical companies that did particularly well included Chicago Bridge & Iron, Landstar System (trucking), Nucor Corp. (steel) and Toll Brothers (residential construction). Technology stocks held by the Fund that were strong performers included Adobe Systems and Cognizant Technology Solutions. All of the above listed companies could be considered cyclical, or sensitive to increasing economic activity. Stocks held by the Fund that performed poorly, and subtracted from performance included Biogen Idec, UT Starcom, Doral Financial, International Game Technology and Protein Design Labs. Each of these stocks suffered from company specific problems.(1)

We plan to continue to focus on those companies with strong growth potential selling at reasonable valuations. We will attempt to position the First Focus Balanced Fund to participate in the long-term increase in intrinsic value of these growing companies.

(1) DISCLOSURES
Portfolio composition is as of March 31, 2005 and is subject to change.

THE DOW JONES INDUSTRIAL AVERAGE is a price-weighted average based on the price-only performance of 30 blue chip stocks (The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends and substitutions of stocks).

THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index of U.S. bonds, which includes reinvestment of any earnings, is widely used to measure the overall performance of the U.S. bond market.

THE LIPPER BALANCED FUNDS AVERAGE is comprised of mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------

FIRST FOCUS BALANCED FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2005

[LINE GRAPH]

8/6/96   10000    10000    10000    10000
         10105    10153    10785    10994
         10577    10463    11684    11637
3/97     10615    10373    11998    11542
         11596    10750    14090    13107
         12137    11127    15146    14848
         12159    11484    15580    15012
3/98     12984    11658    17752    16635
         12987    11963    18341    16384
         12480    12556    16521    13955
         13094    12572    20036    16528
3/99     12505    12422    21034    16451
         13485    12286    22514    18236
         12461    12352    21112    16669
         12146    12302    24250    19541
3/00     11741    12633    24806    21512
         11664    12816    24147    20541
         11981    13184    23913    21940
         12824    13760    22043    21153
3/01     12692    14200    19431    18933
         12881    14243    20568    20738
         12344    14921    17550    17034
         13085    14930    19425    19964
3/02     13213    14859    19479    20811
         12582    15417    16871    18824
         11614    16296    13958    15504
         12286    16577    15134    16733
3/03     12131    16850    14657    16337
         13533    17444    16912    19320
         13990    17356    17360    20563
         15207    17351    19472    23435
3/04     15746    17886    19802    24641
         15928    17319    20142    24998
         15805    17935    19766    24788
         17490    18079    21590    28174
3/05     16979    17957    21126    28102

PORTFOLIO COMPOSITION AS OF MARCH 31, 2005 (SUBJECT TO CHANGE)

[PIE CHART]

Health Care                     5.6%
Financials                      6.0%
Information Technology         12.8%
Cash                            3.8%
U.S. Treasury Notes            21.0%
U.S. Federal Agency Notes       2.7%
Corporate Bonds                 1.4%
Energy                          3.8%
Materials                       6.6%
Industrials                    16.9%
Consumer Discretionary         16.3%
Consumer Staples                3.1%

TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------

                                         ANNUALIZED*
                                -------------------------------
                                                        SINCE
                                  1 YEAR    5 YEAR    INCEPTION
---------------------------------------------------------------
FIRST FOCUS                        7.83%     7.66%      6.31%
BALANCED FUND
---------------------------------------------------------------
LEHMAN BROTHERS U.S.               0.40%     7.29%      6.99%
GOVERNMENT/CREDIT BOND
INDEX
---------------------------------------------------------------
S&P 500 INDEX                      6.69%    -3.16%      8.58%
---------------------------------------------------------------
RUSSELL MIDCAP(R) INDEX           14.05%     5.49%     12.22%
---------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.FIRSTFOCUSFUNDS.COM.

(*)  Commencement date is August 6, 1996.

     Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on August 6, 1996. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Lehman U.S. Government/Credit Bond Index includes all public obligations of the U.S. Treasury, excluding foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies).

     The S&P 500 Index is an unmanaged index of 500 selected common stocks most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

     The Russell Mid Cap(R) Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation.

     The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------

FIRST FOCUS CORE EQUITY FUND

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MANAGER COMMENTARY

In the year ended March 31, 2005 the First Focus Core Equity Fund returned 11.00% versus the gain of 6.69% generated by the S&P 500 Index and 13.17% experienced by the Russell 1000(R) Value Index. The market continued a welcome recovery that began in early 2003 after beginning the decade with three years of losses. Since the market began to slide in March of 2000, the S&P 500 has lost 14.8% while the Russell 1000(R) Value has gained 28.8%, with annualized returns of -3.2% and 5.2%, respectively. Over the same time period, the First Focus Core Equity Fund returned 28.5% (5.14% annualized).

The largest contribution to performance in the past year has come from our holdings in the Energy sector. The rise in oil and gas prices benefited energy stocks across the board, and our overweight position relative to the S&P 500 yielded very positive results. All five of our holdings were solid performers, with the "worst" performance coming from Chevron Texaco (up a mere 37%). Also boosting performance was the 53% return from our holding in NCR Corp., the Fund's second largest position at the end of the period.(1)

The biggest detractor from performance came from the Fund's holding in Marsh & McLennan, a position that was eliminated following accusations of criminal activity by certain executives to the detriment of its customers involving the use of contingent commissions and alleged bid rigging in its insurance units. We chose not to speculate on how far reaching the effects of these activities would be and eliminated the position at a loss.(1)

The other factor detracting from performance relative to the Russell 1000(R) Value Index was the Fund's holdings within the Consumer Staples sector. While none were particularly poor in absolute terms, they lagged the sector's estimated return of over 16%.(1)

For the year ended March 31, we held 50 companies in the Fund, the same number as last year; however, there has been some turnover in the names. Our sector weightings remained relatively unchanged over the period, although we have taken some gains in the Energy sector and have lightened up on Financials as well.(1)

We initiated positions in four new companies: BB&T, Pfizer, Office Depot, and Medtronic. BB&T Corp. (BBT) operates as a traditional bank, mortgage lender, and insurance broker. Pfizer (PFE) is the world's largest pharmaceutical company with 2004 revenues of over $52 billion from such offerings of Lipitor (used in controlling cholesterol levels) and Norvasc (used in the treatment of hypertension). Office Depot (ODP) is a global supplier of office products and services. Medtronic (MDT) is the largest medical device company in the world with a focus on cardiovascular disease.(1)

Over the past year, we have also eliminated four holdings. Freddie Mac (FRE) was eliminated to reduce the regulatory and political risks associated with Government Sponsored Enterprises (GSE's) and also to lower our exposure to financials in an increasing interest rate environment. DPL Inc. (DPL), an electric utility company, was sold due to alleged misconduct by senior executives and the delaying of its financial statements. Marsh & McLennan (MMC) was eliminated for the reasons discussed above. Masco (MAS) exceeded our estimate of fair value and was sold due to valuation. Separately, we sold two spin-offs received during the year; Hospira (spun-off from Abbott Laboratories) and Neenah Paper (spun-off from Kimberly Clark).(1)

At March 31, 2005, 97.6% of the portfolio was invested in equities with the balance in cash equivalents. The portfolio is diversified across all economic sectors. The weighted average dividend yield of the companies in the portfolio was 2.0% versus the Standard & Poor's 500 Index yield of 1.7%. The strong move in the equity markets over the last two years has made it more difficult to find new investments. We will continue to look for opportunities to improve the composition of the portfolio by identifying those companies with sound fundamentals, strong management, and shares trading at attractive valuations.(1)

(1) DISCLOSURES
Portfolio composition is as of March 31, 2005 and is subject to change.

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------

FIRST FOCUS CORE EQUITY FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2005

[LINE GRAPH]

3/95     10000        10000    10000
         10644        10953    10895
         11235        11823    11847
         11872        12534    12633
3/96     12217        13207    13349
         12666        13799    13579
         12893        14226    13973
         13753        15410    15368
3/97     14057        15824    15761
         15785        18584    18085
         16677        19976    19886
         16411        20550    20774
3/98     18129        23414    23196
         17840        24192    23300
         15981        21791    20601
         17698        26427    24021
3/99     16481        27743    24365
         19035        29695    27113
         16618        27845    24457
         16150        31985    25786
3/00     15021        32718    25909
         14849        31849    24695
         15359        31540    26637
         16877        29074    27595
3/01     16195        25629    25979
         16736        27128    27248
         15537        23148    24264
         16494        25621    26053
3/02     17271        25692    27118
         15839        22252    24809
         13152        18410    20151
         14003        19961    22008
3/03     13361        19332    20938
         14897        22307    24555
         15065        22897    25062
         17095        25683    28618
3/04     17385        26118    29485
         17725        26567    29744
         17886        26070    30203
         19444        28476    33338
3/05     19297        27864    33367

PORTFOLIO COMPOSITION AS OF MARCH 31, 2005 (SUBJECT TO CHANGE)

[PIE CHART]

Consumer Discretionary         10.9%
Cash Equivalents                2.6%
Industrial                     13.4%
Energy                         13.8%
Material                        4.5%
Information Technology         13.8%
Consumer Staples                8.7%
Health Care                    10.3%
Financials                     16.1%
Telecommunication               3.8%
Utilities                       2.1%

TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------

                                         ANNUALIZED*
                                -------------------------------
                                  1 YEAR   5 YEAR     10 YEAR
---------------------------------------------------------------
FIRST FOCUS                      11.00%    5.14%      6.79%
CORE EQUITY FUND
---------------------------------------------------------------
S&P 500 INDEX                     6.69%   -3.16%     10.79%
---------------------------------------------------------------
RUSSELL 1000(R)                  13.17%    5.19%     12.81%
VALUE INDEX
---------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.FIRSTFOCUSFUNDS.COM.

(*) Performance data for periods prior to April 9, 1995 relates to a predecessor, First Omaha Equity Fund, the assets of which were acquired by the Fund on that date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on March 31, 1995. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Russell 1000(R) Value Index is an index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

     The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------

FIRST FOCUS GROWTH OPPORTUNITIES FUND

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MANAGER COMMENTARY

In the year ended March 31, 2005 the First Focus Growth Opportunities Fund returned 9.97% compared to a total return of 8.31% for the Fund's new benchmark, the Russell MidCap(R) Growth Index(1).

Economic growth during the past twelve months provided solid fundamental support for a second year of positive returns. Valuations in the equity markets improved with U.S. corporate profits advancing 15%-20% while share prices experienced more modest gains. The S&P 500 Index(1) generated a 6.69% total return, while The Dow Jones Industrial Average(1) advanced by 3.59%. Medium sized growth companies, which the First Focus Growth Opportunities Fund focuses on, had somewhat more robust returns with the S&P MidCap 400 Index(1), the Russell MidCap(R) Index(1) and the Russell MidCap(R) Growth Index(1) returning 10.43%, 14.05% and 8.31% respectively. The First Focus Growth Opportunities Fund participated in the market advance, returning 9.97% for the past twelve months.(1)

Believing the current economic expansion will slow, but will be sustained at a reasonable level for the foreseeable future, the Growth Opportunities Fund continues to emphasize economically sensitive companies. Solid economic activity and good corporate profits combined with the likelihood of rising interest rates has kept the fund managers focused on attempting to reduce risks wherever possible, while positioning the Fund to participate if the stock market should resume rising with the economy.

The First Focus Growth Opportunities Fund is managed with a focus on fundamental factors like sales and earnings that can support the current valuation of a company's stock. The expectation is that these fundamental underpinnings could reduce somewhat the Fund's exposure to the sharp setbacks that could occur when stocks with more extended valuations fall in a general market decline.

During the past twelve months, energy and energy related companies performed particularly well. The First Focus Growth Opportunities Fund's holdings in Evergreen Resources, Patina Oil & Gas, Apache Corp. and Valero Energy were especially strong performers. Other industrial/cyclical companies that did particularly well included Chicago Bridge & Iron, Landstar System (trucking), Nucor Corp. (steel) and Toll Brothers (residential construction). Technology stocks held by the Fund that were strong performers included Adobe Systems and Cognizant Technology Solutions. All of the above listed companies could be considered cyclical, or sensitive to increasing economic activity. Stocks held by the Fund that performed poorly, and subtracted from performance, included Biogen Idec, UT Starcom, Doral Financial, International Game Technology and Protein Design Labs. Each of these stocks suffered from company specific problems.(1)

We continue to focus on reasonably valued companies with superior growth characteristics. We will attempt to position the First Focus Growth Opportunities Fund to participate in the long-term increase in intrinsic value of these growing companies.


(1) DISCLOSURES
Portfolio composition is as of March 31, 2005 and is subject to change.

THE S&P 500 INDEX is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

THE DOW JONES INDUSTRIAL AVERAGE is a price-weighted average based on the price-only performance of 30 blue chip stocks. (The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends and substitutions of stocks).

THE S&P MIDCAP 400 INDEX consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement.

THE RUSSELL MIDCAP(R) INDEX contains the smallest 800 companies in the Russell 1000(R) Index, as ranked by total market capitalization. The Russell MidCap(R) Index accurately captures the medium-sized universe of securities and represents approximately 34.9% of the Russell 1000(R) total market capitalization.

THE RUSSELL MIDCAP(R) GROWTH Index measures the performance of the midcap securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values.

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------

FIRST FOCUS GROWTH OPPORTUNITIES FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2005

[LINE GRAPH]

3/95     10000    10000    10000    10000   10000
         10775    10953    10872    10837   10803
         11376    11823    11933    11798   11867
         12519    12534    12104    12178   12090
3/96     12868    13207    12849    12911   12870
         13120    13799    13219    13275   13351
         13702    14226    13604    13690   13805
         14109    15410    14428    14492   14203
3/97     14322    15824    14213    14373   13685
         16609    18584    16303    16322   15700
         17926    19976    18924    18490   17897
         17733    20550    19081    18695   17405
3/98     19380    23414    21183    20715   19482
         18624    24192    20729    20403   19470
         16398    21791    17730    17378   16220
         19178    26427    22728    20583   20514
3/99     18550    27743    21278    20486   21215
         21583    29695    24290    22710   23425
         20350    27845    22250    20758   22252
         21454    31985    26074    24335   31037
3/00     22394    32718    29383    26789   37592
         21014    31849    28414    25580   34808
         22702    31540    31866    27323   35687
         23040    29074    30639    26343   27390
3/01     22085    25629    27338    23578   20519
         22823    27128    30935    25826   23840
         20331    23148    25811    21213   17212
         22989    25621    30454    24861   21871
3/02     23980    25692    32501    25917   21484
         21860    22252    29476    23442   17561
         18114    18410    24599    19308   14545
         19581    19961    26034    20837   15877
3/03     18887    19332    24880    20344   15875
         21880    22307    29266    24060   18852
         23128    22897    31194    25607   20201
         26123    25683    35307    29185   22658
3/04     27035    26118    37096    30686   23754
         27848    26567    37456    31130   24004
         26936    26070    36669    30869   22964
         30920    28476    41127    35085   26166
3/05     29731    27864    40964    34996   25729

PORTFOLIO COMPOSITION AS OF MARCH 31, 2005 (SUBJECT TO CHANGE)

[PIE CHART]

Energy                          5.1%
Materials                       8.2%
Information Technology         17.8%
Consumer Staples                4.5%
Health Care                     6.3%
Financials                      7.9%
Consumer Discretionary         21.3%
Cash Equivalents                3.6%
Industrials                    25.3%

TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------

                                         ANNUALIZED*
                                -------------------------------
                                  1 YEAR   5 YEAR     10 YEAR
---------------------------------------------------------------
FIRST FOCUS GROWTH                9.97%     5.83%     11.51%
OPPORTUNITIES FUND
---------------------------------------------------------------
RUSSELL MIDCAP(R) GROWTH INDEX    8.31%    -7.30%     9.91%
---------------------------------------------------------------
S&P 500 INDEX                     6.69%    -3.16%     10.79%
---------------------------------------------------------------
S&P MIDCAP 400 INDEX             10.43%     6.87%     15.14%
---------------------------------------------------------------
RUSSELL MIDCAP(R) INDEX          14.05%     5.49%     13.34%
---------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.FIRSTFOCUSFUNDS.COM.

(*) Performance data prior to April 1, 1998 includes the performance of the Fund's predecessor common trust fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on March 31, 1995. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Fund has changed its standardized benchmark from the Russell MidCap(R) Index to the Russell MidCap(R) Growth Index to provide a more appropriate market comparison for the Fund's performance.

     The Russell MidCap(R) Growth Index measures the performance of the midcap securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values.

     The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

     The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement.

     The Russell MidCap(R) Index contains the smallest 800 companies in the Russell 1000(R) Index, as ranked by total market capitalization. The Russell MidCap(R) Index accurately captures the medium-sized universe of securities and represents approximately 34.9% of the Russell 1000(R) total market capitalization.

     The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------

FIRST FOCUS SMALL COMPANY FUND

INVESTMENT CONCERNS

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MANAGER COMMENTARY

For the year ended March 31, 2005 the First Focus Small Company Fund returned 3.00%, versus a 9.79% increase in the Russell 2000(R) Value Index and an increase of 5.41% in the Russell 2000(R) Index. Strong performance posted by holdings in the Energy, Basic Material, Consumer Staple, and Producer Durable sectors was offset by weak performance in the Consumer Discretionary, Technology, and Health Care sectors.(1)

The portfolio was overweighted in Energy for the trailing year, with strong performance from Newfield Exploration, St. Mary Land & Exploration, and Tidewater. Producer Durables and Consumer Staples were also overweighted versus the Index, and Basic Materials were underweighted.(1)

Among underperforming sectors, Technology and Health Care were overweighted, and Consumer Discretionary underweighted. Stocks detracting from performance included Kemet and Avocent (Technology), Zoll Medical (Health Care), and J. Jill Group (Consumer Discretionary).(1)

Recent appreciation in the small capitalization marketplace has resulted in higher valuations, making the identification of high-quality companies trading at significant discounts to their intrinsic value more challenging. As a result, we have found ourselves increasing the number of holdings in the portfolio, and taking smaller stakes in each. On March 31, 2005 the portfolio held shares of 69 companies (up from 59 one year ago), diversified across the major sectors of the market.(1)

Ten new companies were introduced into the First Focus Small Company Fund in the past twelve months. No positions were sold outright, but several positions were reduced due to less attractive valuations or increasing market capitalizations.

Four portfolio additions were made in the Consumer Discretionary sector. These included Ethan Allen Interiors, a manufacturer and retailer of home furnishings; Callaway Golf, a golf club manufacturer; Christopher and Banks, a specialty retailer of women's clothing; and West Corporation, a customer relationship management and teleservices company.(1)

New holdings in the Financial Services sector included Bank Mutual, a banking company located in Wisconsin, and Gold Banc, a bank with operations in the Kansas and Florida markets. In the Health Care sector, we added LabOne, a laboratory testing company, and Kyphon, a manufacturer of medical devices for treatment of vertebral fractures. Barnes Group, a participant in the precision metal parts industry, was a new Producer Durable holding and data analytics provider Fair Isaac was added to the fund's Technology exposure.(1)

Notable position reductions over the past twelve months include Molson Coors (the merged combination of one of our holdings, Adolph Coors, with Canadian brewing company, Molson Inc.), Everest Reinsurance, and Newfield Exploration. Newfield, an oil and gas production company, has been a particularly strong contributor to performance over the past year.(1)

As of March 31, 2005, the portfolio was over 95% invested in equities, consistent with our long-term goal of maintaining minimal cash levels in the Fund. In the coming year, we will continue to evaluate both the qualitative and quantitative attributes of current and prospective investments to help identify the most effective strategy for deploying Fund assets.(1)

(1) DISCLOSURES
Portfolio composition is as of March 31, 2005 and is subject to change.

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------

FIRST FOCUS SMALL COMPANY FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2005

[LINE GRAPH]

6/10/96  10000    10000    10000
         10030     9589     9882
          9880     9622    10029
         10807    10122    11038
3/97     10731     9599    11011
         12062    11155    12673
         13331    12815    14306
         13161    12386    14547
3/98     13909    13632    15762
         12902    12996    15192
         11152    10378    12476
         12724    12071    13608
3/99     11108    11416    12289
         12701    13191    14324
         12043    12357    13203
         12095    14637    13406
3/00     11950    15673    13918
         12412    15081    14190
         13872    15248    15231
         14904    14194    16466
3/01     14355    13271    16626
         16027    15167    18561
         14460    12014    16086
         16605    14547    18775
3/02     17649    15127    20573
         16884    13863    20137
         14505    10897    15850
         15444    11567    16630
3/03     14859    11048    15785
         16896    13636    19372
         17673    14874    20869
         20094    17034    24284
3/04     20725    18100    25965
         21306    18186    26185
         20430    17666    26224
         22149    20156    29686
3/05     21346    19080    28505

PORTFOLIO COMPOSITION AS OF MARCH 31, 2005 (SUBJECT TO CHANGE)

[PIE CHART]

Health Care                    13.6%
Industrial                     18.5%
Technology                      8.9%
Transportation                  1.5%
Utilities                       6.5%
Basic Materials                 7.2%
Consumer Discretionary         11.9%
Consumer Staples                9.0%
Energy                          8.6%
Financials                     14.3%

TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------

                                          ANNUALIZED*
                                -------------------------------
                                                        SINCE
                                  1 YEAR   5 YEAR     INCEPTION
---------------------------------------------------------------
FIRST FOCUS SMALL                 3.00%    12.30%      8.99%
COMPANY FUND
---------------------------------------------------------------
RUSSELL 2000(R) INDEX             5.41%     4.01%     7.71%
---------------------------------------------------------------
RUSSELL 2000(R) VALUE INDEX       9.79%    15.42%     12.65%
---------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.FIRSTFOCUSFUNDS.COM.

(*)  Commencement date is June 10,1996

     Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on June 10, 1996. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the index had an approximate market capitalization of $1.4 billion.

     The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------

FIRST FOCUS INTERNATIONAL EQUITY FUND

INVESTMENT CONCERNS

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MANAGER COMMENTARY

The period began with equity markets witnessing continued volatility which resulted in contrasting fortunes for the different regions of the EAFE investment universe. Investor sentiment was negatively impacted by concerns over the timing of the turn upwards in U.S. interest rates given increased concerns over inflation. This was mainly due to higher than expected oil prices, driven by increasing security concerns in Saudi Arabia. The net result of this was a disappointing performance from the Asian markets given their strong links to the U.S. dollar. In contrast, the continued positive corporate earnings, as well as the positive employment data from the U.S., saw European markets perform positively during the initial months.

This theme became a constant factor over the course of the 12 months, as markets flipped between the positive backdrop of economic growth and corporate profitability and the negative implications of a significantly higher oil price. Further to the 'terrorist premium' the oil price was driven higher by increasing demand from the global economy, and more specifically the U.S. and Chinese economies.

The Chinese economy itself continued to be a significant point of focus for investors during the period. Initially the continued acceleration in Gross Domestic Product(1) growth and rise in inflation increased the fears of a hard landing for the economy. With the Chinese economy acting as a significant stimulus for global growth, and more specifically for the Asian economies, pressure mounted on the Chinese authorities to introduce policy measures that would slow targeted areas of the economy, whilst ensuring growth in other areas. The rebound in the Hong Kong Stock Exchange (a good barometer of confidence in the Chinese economy) during the later summer months was a reflection of increasing investor confidence that the policy measures introduced were having the desired impact.

While Eurozone economic growth failed to impress, there was more positive news on the corporate level, with companies reporting record high margins and return on assets. With their balance sheets in significantly better shape than previously share buy back programs and dividend payouts became an increasingly popular theme.

While the Fund's return of 7.96% was a positive return, the benchmark MSCI EAFE index posted a return of 15.49% during the same period. The main reason for the under performance was due mainly to stock selection in the European markets. Nokia's surprise earnings miss due to a product gap in mid segment phones saw the stock fall over 30% and given the Fund's overweight position in this stock, performance was obviously negatively impacted. However, with the exception of Nokia, it was very much a case of stocks not held in the portfolio that hurt performance. A significant under weight position in the utility sector, which returned over 25% during the period, as well as an under weight position in the energy sector (returned 33%) were key factors. Instead the Fund's bias was towards more economically sensitive sectors (based on the continued momentum behind global economic growth) such as Consumer Discretionary (returned 10%) and market sensitive financials (returned 15%).(1)

Our forecast for 2005 is for a moderation in the pace of economic and earnings growth from the levels of 2004. This should continue to be a supportive environment for equities although we do expect somewhat lesser returns to be achieved versus 2004, while volatility is likely to persist.

Asian companies have enjoyed a strong start to 2005, but are likely to suffer a volatile few months as investors battle between rising company earnings and rising global interest rates. Despite this, we have a positive view on the region, based on the attractive valuations of the market as well as the positive yield of 3%. We are also positive on companies in the Eurozone area given low valuations, supportive earnings growth and the potential for the benign macro environment to show signs of improvement. Further to this, there is strong evidence that the corporate sector is still restructuring very aggressively. Corporate activity is likely to be a highlight as we move through 2005 with issues such as higher dividend payments, share buyback programs as well as merger and acquisition activity likely to remain at the forefront.


(1) DISCLOSURES
Portfolio composition is as of March 31, 2005 and is subject to change.

The GROSS DOMESTIC PRODUCT (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------

FIRST FOCUS INTERNATIONAL EQUITY FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2005

[LINE GRAPH]

5/30/02           10000             10000
                   9630              9606
                   7500              7715
                   8110              8215
3/03               7440              7547
                   8810              9024
                   9330              9762
                  10988             11432
3/04              11269             11936
                  11009             11988
                  10828             11961
                  12394             13798
3/05              12166             13785

PORTFOLIO COMPOSITION AS OF MARCH 31, 2005 (SUBJECT TO CHANGE)

[PIE CHART]

Spain                           2.0%
Japan                          18.2%
United Kingdom                 26.1%
Other Countries                 8.3%
Sweden                          2.4%
Republic of Korea               3.1%
Finland                         2.2%
Italy                           1.5%
Switzerland                     6.1%
Denmark                         1.0%
Hong Kong                       1.1%
Australia                       3.8%
Germany                         9.3%
Netherlands                     2.9%
France                         12.0%


TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------

                                                 ANNUALIZED*
                                            -------------------
                                                        SINCE
                                              1 YEAR  INCEPTION
---------------------------------------------------------------
FIRST FOCUS INTERNATIONAL                     7.96%     7.16%
EQUITY FUND
---------------------------------------------------------------
MORGAN STANLEY CAPITAL                       15.49%    11.96%
INTERNATIONAL EAFE
INDEX (MSCI EAFE)
---------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.FIRSTFOCUSFUNDS.COM.

(*)  Commencement date is May 30, 2002.

     Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

     This chart assumes an initial investment of $10,000 made on May 30, 2002. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

     The Morgan Stanley Capital International Europe, Australasia and Far East
     (EAFE) Index is an unmanaged, arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------










                     This page was intentionally left blank

ANNUAL REPORT 2005                                                  FIRST FOCUS
FIRST FOCUS FUNDS(SM)                                                  FUNDS
--------------------------------------------------------------------------------










                     This page was intentionally left blank

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2005

SHORT-INTERMEDIATE BOND FUND

  SHARES
    OR
 PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
-----------   ----------------------------  -----------
CORPORATE BONDS 35.8%
              BANKS 5.0%
$ 1,100,000   Bank of New York Co., Inc.,
              6.375%, 4/1/12                $ 1,177,622
    960,000   Bank One Corp.,
              10.00%, 8/15/10                 1,187,202
  1,000,000   Key Bank, 7.25%, 6/1/05         1,006,283
                                            -----------
                                              3,371,107
                                            -----------
              COMPUTER SERVICES 5.1%
    989,000   Dell Computer, Inc.,
              6.55%, 4/15/08                  1,049,485
  1,235,000   First Data Corp., 4.85%,
              10/1/14                         1,206,073
  1,135,000   Oracle Corp., 6.91%, 2/15/07    1,183,620
                                            -----------
                                              3,439,178
                                            -----------
              ENERGY 1.7%
  1,140,000   Wisconsin Electric Power,
              6.625%, 11/15/06                1,183,053
                                            -----------
              FINANCIAL SERVICES 10.1%
    760,000   AMBAC Financial Group, Inc.,
              9.375%, 8/1/11                    937,745
  1,000,000   Block Financial Corp.,
              8.50%, 4/15/07                  1,077,256
  1,160,000   Countrywide Home Loan,
              5.625%, 7/15/09                 1,185,998
  1,150,000   General Electric Capital
              Corp., 3.50%, 8/15/07 (L)       1,129,386
  1,235,000   Goldman Sachs Group, Inc.,
              5.15%, 1/15/14                  1,216,101
  1,235,000   Household Finance Corp.,
              4.75%, 7/15/13 (L)              1,202,348
                                            -----------
                                              6,748,834
                                            -----------
              FOOD & BEVERAGE 0.6%
    420,000   Conagra Foods, Inc., 9.875%,
              11/15/05                          433,946
                                            -----------
              INDUSTRIAL 1.7%
  1,130,000   Rockwell International
              Corp., 6.15%, 1/15/08           1,175,936
                                            -----------
              MEDICAL SERVICES 1.8%
  1,170,000   Guidant Corp., 6.15%,
              2/15/06                         1,191,630
                                            -----------
              OIL & GAS EXPLORATION
              SERVICES 3.2%
  1,100,000   Phillips Petroleum Co.,
              6.375%, 3/30/09                 1,173,699
    800,000   United States Steel Corp.,
              9.375%, 2/15/12                   991,547
                                            -----------
                                              2,165,246
                                            -----------

  SHARES
    OR
 PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
-----------   ----------------------------  -----------
CORPORATE BONDS (CONTINUED)
              RETAIL 1.6%
$ 1,050,000   Limited Brands, Inc.,
              6.125%, 12/1/12               $ 1,093,513
                                            -----------
              TELECOM SERVICES 3.3%
  1,020,000   GTE Corp., 6.36%, 4/15/06       1,043,025
  1,170,000   Motorola, Inc., 5.80%,
              10/15/08 (L)                    1,209,606
                                            -----------
                                              2,252,631
                                            -----------
              TRANSPORTATION SERVICES 1.7%
  1,120,000   Caliber System, 7.80%,
              8/1/06                          1,169,828
                                            -----------
Total Corporate Bonds
  (Cost $24,276,926)                         24,224,902
                                            -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS 30.4%
              FANNIE MAE 12.2%
  2,675,000   5.00%, 1/15/07 (L)              2,723,533
  2,825,000   3.50%, 1/28/08                  2,771,819
  2,750,000   5.50%, 7/18/12                  2,767,182
                                            -----------
                                              8,262,534
                                            -----------
              FEDERAL FARM CREDIT BANK
              4.0%
  2,780,000   2.70%, 11/24/06                 2,724,194
                                            -----------
              FEDERAL HOME LOAN BANK 11.5%
  2,800,000   2.75%, 11/15/06                 2,749,452
  2,800,000   3.75%, 8/18/09                  2,733,144
  2,375,000   4.00%, 3/24/11                  2,287,199
                                            -----------
                                              7,769,795
                                            -----------
              FREDDIE MAC 2.7%
  1,700,000   6.94%, 3/21/07                  1,794,821
                                            -----------
Total U.S. Government Agency Obligations
  (Cost $20,952,678)                         20,551,344
                                            -----------
U.S. TREASURY OBLIGATIONS 31.7%
              U.S. TREASURY NOTES 31.7%
  4,200,000   4.625%, 5/15/06 (L)             4,250,366
  5,700,000   6.50%, 10/15/06 (L)             5,938,021
  3,500,000   6.25%, 2/15/07                  3,658,319
  7,500,000   4.375%, 5/15/07 (L)             7,583,790
                                            -----------
Total U.S. Treasury Obligations
  (Cost $21,586,466)                         21,430,496
                                            -----------
INVESTMENT COMPANIES 0.8%
    547,772   Goldman Sachs Financial
              Square Funds, Treasury
              Obligations Fund                  547,772
                                            -----------
Total Investment Companies
  (Cost $547,772)                               547,772
                                            -----------

Schedule of Portfolio Investments
March 31, 2005

SHORT-INTERMEDIATE BOND FUND (CONCLUDED)

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

  SHARES
    OR
 PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
-----------   ----------------------------  -----------
POOL OF INVESTMENTS HELD AS COLLATERAL FOR LOANED
SECURITIES 27.8%
 18,811,391   Securities Lending Quality
              Trust                         $18,811,391
                                            -----------
Total Investments Held As Collateral For
Loaned Securities (Cost $18,811,391)         18,811,391
                                            -----------
Total (Cost $86,175,233) (a)                $85,565,905
                                            ===========

---------------

Percentages indicated are based on net assets of $67,666,075.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $5,630 and by the amount of amortization/accretion recognized for financial reporting purposes of $1,098,642. Cost for federal income tax differs from value by unrealized appreciation (depreciation) of securities as follows:

    Unrealized appreciation                     $   296,779
    Unrealized depreciation                      (2,010,379)
                                                -----------
    Net unrealized appreciation (depreciation)  $(1,713,600)
                                                ===========

(L) All or a portion of security is on loan as of March 31, 2005.

See Notes to Financial Statements.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2005

INCOME FUND

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
CORPORATE BONDS 30.6%
             AEROSPACE & DEFENCE 1.4%
$  885,000   United Technologies Corp.,
             6.50%, 6/1/09                  $   952,729
                                            -----------
             BANKS 1.2%
   650,000   Bank One Corp., 10.00%,
             8/15/10                            803,835
                                            -----------
             BREWERY 1.4%
   900,000   Anheuser-Busch Cos, Inc.,
             7.125% 7/1/17                      968,852
                                            -----------
             COMPUTER SERVICES 2.6%
   725,000   Dell Computer, Inc., 6.55%,
             4/15/08                            769,340
 1,000,000   First Data Corp., 4.70%,
             11/1/06                          1,008,698
                                            -----------
                                              1,778,038
                                            -----------
             COSMETICS & TOILETRIES 1.5%
   900,000   Procter & Gamble Company,
             6.875%, 9/15/09                    985,153
                                            -----------
             ELECTRIC SERVICES 1.2%
   785,000   Union Electric, 6.75%, 5/1/08      833,245
                                            -----------
             FINANCIAL SERVICES 12.0%
   750,000   Block Financial Corp., 8.50%,
             4/15/07                            807,942
   800,000   CIT Group, Inc., 4.00%,
             5/8/08                             785,692
   825,000   Citigroup, Inc., 3.50%,
             2/1/08 (L)                         805,559
 1,000,000   Countrywide Financial, 4.25%,
             12/19/07                           990,836
   875,000   General Electric Capital
             Corp., 6.00%, 6/15/12              932,262
   950,000   Goldman Sachs Group Inc.,
             6.125%, 2/15/33                    973,868
   875,000   Household Finance Corp.,
             7.875%, 3/1/07                     932,062
   850,000   Southtrust Bank, 6.125%,
             1/9/28                             947,351
   850,000   Wells Fargo & Co., 5.125%,
             2/15/07 (L)                        865,099
                                            -----------
                                              8,040,671
                                            -----------
             INSURANCE 2.4%
   725,000   Chubb Corp., 6.80%, 11/15/31       811,994
   700,000   General Reinsurance Corp.,
             9.00%, 9/12/09                     821,291
                                            -----------
                                              1,633,285
                                            -----------
             OIL & GAS EXPLORATION
             SERVICES 2.1%
   550,000   Laclede Gas Co., 6.50%,
             11/15/10                           592,290
   625,000   Tosco Corp., 8.125%, 2/15/30       835,349
                                            -----------
                                              1,427,639
                                            -----------

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
CORPORATE BONDS (CONTINUED)
             PHARMACEUTICALS 1.2%
$  750,000   Bristol-Myers Squibb Co.,
             5.75%, 10/1/11                 $   783,365
                                            -----------
             REGIONAL AUTHORITIES 1.3%
   925,000   Ontario Province, 3.282%,
             3/28/08                            897,630
                                            -----------
             RETAIL 1.1%
   750,000   Limited Brands, Inc., 6.95%,
             3/1/33                             771,545
                                            -----------
             TELECOM SERVICES 1.2%
   700,000   Motorola, Inc., 7.50%,
             5/15/25 (L)                        802,306
                                            -----------
Total Corporate Bonds
  (Cost $20,365,904)                         20,678,293
                                            -----------
MORTGAGE-BACKED SECURITIES 37.8%
             FANNIE MAE 26.7%
 2,056,300   5.50%, 3/1/13                    2,106,539
 1,694,656   5.00%, 4/1/13                    1,701,897
 1,834,688   4.50%, 6/1/13                    1,828,968
 2,398,171   5.50%, 11/1/16                   2,445,667
 2,611,664   5.00%, 5/1/18                    2,615,903
 3,131,797   5.00%, 8/1/18                    3,136,881
 1,981,536   5.00%, 4/1/34                    1,938,589
 2,325,228   5.00%, 5/1/34                    2,274,832
                                            -----------
                                             18,049,276
                                            -----------
             FREDDIE MAC 11.1%
 2,304,163   4.50%, 5/1/19                    2,257,975
 3,171,715   5.50%, 11/1/33                   3,185,782
 2,025,339   6.00%, 1/1/34                    2,073,540
                                            -----------
                                              7,517,297
                                            -----------
Total Mortgage-Backed Securities
  (Cost $25,762,692)                         25,566,573
                                            -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS 10.6%
             FANNIE MAE 2.8%
 1,850,000   5.50%, 7/18/12                   1,861,559
                                            -----------
             FEDERAL HOME LOAN BANK 5.3%
 1,850,000   3.50%, 11/15/07                  1,819,220
 1,800,000   3.75%, 8/18/09                   1,757,021
                                            -----------
                                              3,576,241
                                            -----------
             FREDDIE MAC 2.5%
 1,750,000   4.375%, 1/25/10                  1,722,546
                                            -----------
Total U.S. Government Agency Obligations
  (Cost $7,318,530)                           7,160,346
                                            -----------
U.S. TREASURY OBLIGATIONS 17.0%
             U.S. TREASURY BONDS 3.0%
 1,875,000   5.50%, 8/15/28 (L)               2,036,865
                                            -----------

Schedule of Portfolio Investments
March 31, 2005

INCOME FUND (CONCLUDED)

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
U.S. TREASURY OBLIGATIONS (CONTINUED)
             U.S. TREASURY NOTES 14.0%
$  500,000   5.75%, 11/15/05 (L)            $   507,598
 3,650,000   3.50%, 11/15/06 (L)              3,638,594
 3,500,000   6.125%, 8/15/07                  3,679,511
 1,550,000   6.00%, 8/15/09 (L)               1,665,644
                                            -----------
                                              9,491,347
                                            -----------
Total U.S. Treasury Obligations
  (Cost $11,639,117)                         11,528,212
                                            -----------
INVESTMENT COMPANIES 3.5%
 2,350,729   Goldman Sachs Financial
             Square Funds, Treasury
             Obligations Fund                 2,350,729
                                            -----------
Total Investment Companies
  (Cost $2,350,729)                           2,350,729
                                            -----------
POOL OF INVESTMENTS HELD AS COLLATERAL FOR LOANED
SECURITIES 14.5%
 9,797,099   Securities Lending Quality
             Trust                            9,797,099
                                            -----------
Total Investments Held As Collateral For
Loaned   Securities (Cost $9,797,099)         9,797,099
                                            -----------
Total (Cost $77,234,071) (a)                $77,081,252
                                            ===========

---------------

Percentages indicated are based on net assets of $67,644,699.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $19,308 and by the amount of amortization/accretion recognized for financial reporting purposes of $405,770. Cost for federal income tax differs from value by unrealized appreciation (depreciation) of securities as follows:

    Unrealized appreciation                       $ 261,166
    Unrealized depreciation                        (839,063)
                                                  ---------
    Net unrealized appreciation (depreciation)    $(577,897)
                                                  =========

(L) All or a portion of security is on loan as of March 31, 2005.

See Notes to Financial Statements.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2005

NEBRASKA TAX-FREE FUND

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
MUNICIPAL BONDS 98.7%
             NEBRASKA 98.7%
$1,400,000   Dakota County, School
             District, FSA, 5.25%,
             12/15/22                       $ 1,467,718
   400,000   Dawson County, School
             District, MBIA, 4.85%,
             12/15/13                           418,260
 2,000,000   Dawson County, School
             District, MBIA, 5.35%,
             12/15/26                         2,102,979
   290,000   Dodge County, School
             District, 5.75%, 12/15/13          324,838
 1,715,000   Dodge County, School
             District, MBIA, 5.45%,
             12/15/15                         1,894,595
   880,000   Dodge County, School
             District, MBIA, 5.60%,
             12/15/17                           978,930
 1,000,000   Douglas County, Henry Doorly
             Zoo Facility, RB, REF,
             5.875%, 9/1/14                   1,076,680
 1,000,000   Douglas County, Hospital
             Authority Revenue, 2.00%,
             11/15/05                           990,420
 1,000,000   Douglas County, Nebraska
             School District, 3.00%,
             11/1/10                            969,730
   500,000   Douglas County, Nebraska
             School District, 5.00%,
             9/1/15                             544,870
   500,000   Douglas County, School
             District No. 1, GO, REF,
             5.00%, 6/15/09                     532,410
 1,960,000   Douglas County, School
             District No. 1, Series B, GO,
             5.00%, 6/15/10                   2,102,276
   440,000   Douglas County, School
             District No. 1, Series B, GO,
             4.90%, 12/15/17                    460,284
   575,000   Grand Island Nebraska
             Sanitation Sewer Revenue,
             3.75%, 4/1/11                      582,395
   500,000   Hasting, Electric System, RB,
             REF, 5.00%, 1/1/16                 527,810
 1,000,000   Hasting, Electric System, RB,
             REF, 5.00%, 1/1/19               1,045,180
   855,000   Lancaster County, Hospital
             Authority, Bryanlgh Medical
             Center Project, Series A, RB,
             AMBAC, 5.00%, 6/1/19               892,184
 1,185,000   Lancaster County, School
             District No. 1, Lincoln
             Public School District, GO,
             5.00%, 1/15/13                   1,280,736
 1,480,000   Lancaster County, School
             District No. 1, Lincoln
             Public Schools, GO, 5.25%,
             7/15/17                          1,593,486
 2,000,000   Lancaster County, School
             District No. 1, Lincoln
             Public Schools, GO, 5.25%,
             7/15/18                          2,150,120

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
MUNICIPAL BONDS (CONTINUED)
             NEBRASKA (CONTINUED)
$  250,000   Lincoln County Nebraska,
             School District, 4.85%,
             12/15/12                       $   252,853
   500,000   Lincoln Nebraska GO, 2.80%,
             6/15/11                            470,980
   500,000   Lincoln Nebraska GO, 3.00%,
             6/15/12                            472,700
 1,500,000   Lincoln, Electric System,
             Power Supply Facility, RB,
             5.00%, 9/1/18                    1,578,780
 2,000,000   Lincoln, Electric System,
             Power Supply Facility,
             Service A, RB, 4.60%, 9/1/11     2,084,479
 3,040,000   Lincoln, Parking Facility,
             Series A, RB, REF, 5.375%,
             8/15/14                          3,257,117
   815,000   Lincoln, Tax-Supported
             Antelope Project, RB, 4.50%,
             9/15/14                            846,492
   855,000   Lincoln, Tax-Supported
             Antelope Project, RB, 5.00%,
             9/15/15                            909,044
   110,000   Nebraska Elementary &
             Secondary Schools, 2.45%,
             7/15/09                            103,026
   115,000   Nebraska Elementary &
             Secondary Schools, 2.65%,
             1/15/10                            107,932
   300,000   Nebraska Public Power, 5.00%,
             1/1/09                             319,089
 1,000,000   Nebraska Public Power, 5.00%,
             1/1/12                           1,078,710
 1,000,000   Nebraska Public Power, 4.25%,
             1/1/14                           1,026,400
   920,000   Nebraska State, Educational
             Finance Authority, Creighton
             University Project, RB,
             AMBAC, REF, 5.95%, 1/1/11          950,636
 2,660,000   Nebraska State, Educational
             Finance Authority, Creighton
             University Project, Series A,
             RB, AMBAC, REF, 5.00%, 9/1/09    2,851,813
 1,000,000   Nebraska State, Educational
             Finance Authority, RB, REF,
             5.15%, 4/1/22                    1,039,210
   500,000   Nebraska State, Municipal
             Energy Agency, Series A, RB,
             AMBAC, REF, 5.00%, 4/1/14          535,570
   500,000   Nebraska State, Municipal
             Energy Agency, Series A, RB,
             AMBAC, REF, 5.00%, 4/1/15          533,990
 1,000,000   Nebraska State, Municipal
             Energy Agency, Series A, RB,
             AMBAC, REF, 5.25%, 4/1/16        1,086,350
 1,000,000   Nebraska State, Netc
             Facilities, Corp., RB, 4.50%,
             4/1/09                           1,037,680

Schedule of Portfolio Investments
March 31, 2005

NEBRASKA TAX-FREE FUND (CONCLUDED)

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
MUNICIPAL BONDS (CONTINUED)
             NEBRASKA (CONTINUED)
$1,000,000   Nebraska State, Utility
             Corp., Lincoln Project, RB,
             5.25%, 1/1/23                  $ 1,064,020
   525,000   Norris Public Power
             Distribution Nebraska
             Electric Revenue, 2.45%,
             1/1/09                             507,176
 2,295,000   O'Neill, Hospital Authority,
             St. Anthony's Hospital
             Project, RB, 6.25%, 9/1/12       2,448,765
 1,530,000   Omaha Convention Hotel Corp.,
             5.50%, 4/1/14                    1,689,319
 1,000,000   Omaha Convention Hotel Corp.,
             Convention Center 1st Tier,
             Series A, RB, AMBAC, 5.50%,
             4/1/16                           1,108,010
 1,635,000   Omaha Stadium Facilities
             Corp., Rosenblatt Stadium
             Project, RB, 5.25%, 11/1/16      1,789,197
 1,500,000   Omaha, Douglass Public
             Building, GO, 5.10%, 5/1/20      1,574,925
 1,300,000   Omaha, GO, 4.85%, 12/1/14        1,378,637
 2,000,000   Omaha, GO, REF, 5.00%,
             12/1/10                          2,158,080
 1,440,000   Omaha, GO, REF, 5.00%,
             12/1/11                          1,546,042
   705,000   Omaha, GO, REF, 5.00%,
             12/1/12                            755,901
 1,155,000   Omaha, Housing Authority,
             Timbercreek Apartments, RB,
             5.15%, 11/20/22                  1,170,234
   250,000   Omaha, Special Obligation,
             Riverfront Redevelopment
             Project, Series A, RB, 4.25%,
             2/1/09                             258,635
   570,000   Omaha, Special Obligation,
             Riverfront Redevelopment
             Project, Series A, RB,
             4.375%, 2/1/10                     593,216
   580,000   Omaha, Special Obligation,
             Riverfront Redevelopment
             Project, Series A, RB, 4.50%,
             2/1/11                             608,728
 1,000,000   Papillion-La Vista, School
             District, 4.90%, 12/1/22         1,021,630
   380,000   Phelps County Leasing
             Corporation, County
             Correctional Facility
             Project, RB, 5.45%, 9/15/22        392,042
 2,000,000   Phelps County, Hospital
             Authority, Phelps Memorial
             Health Center Project, Series
             B, RB, 4.75%, 7/1/12             2,011,680
   170,000   Seward, GO, 5.10%, 2/15/22         173,065

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
MUNICIPAL BONDS (CONTINUED)
             NEBRASKA (CONTINUED)
$  180,000   Seward, GO, 5.10%, 2/15/23     $   183,440
   940,000   University of Nebraska,
             Deferred Maintenance Project,
             RB, 5.25%, 7/15/09                 998,562
 1,000,000   University of Nebraska,
             Deferred Maintenance Project,
             RB, 5.25%, 7/15/10               1,061,660
 1,000,000   University of Nebraska,
             Medical Center Research
             Project, RB, 4.75%, 2/15/10      1,055,390
 2,000,000   University of Nebraska,
             Medical Center Research
             Project, RB, 5.25%, 7/1/11       2,014,120
 1,000,000   University of Nebraska,
             Medical Center Research
             Project, RB, 5.00%, 2/15/12      1,075,580
                                            -----------
                                             71,116,806
                                            -----------
Total Municipal Bonds (Cost $68,781,852)     71,116,806
                                            -----------
INVESTMENT COMPANIES 0.5%
   326,279   Goldman Sachs Financial
             Square Funds, Tax-Free Money
             Market Fund                        326,279
                                            -----------
Total Investment Companies (Cost $326,279)      326,279
                                            -----------
Total (Cost $69,108,131) (a)                $71,443,085
                                            ===========

---------------

Percentages indicated are based on net assets of $72,010,885.

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

    Unrealized appreciation.....................  $2,592,610
    Unrealized depreciation.....................    (257,656)
                                                  ----------
    Net unrealized appreciation
      (depreciation)............................  $2,334,954
                                                  ==========

Aggregate cost for federal income tax purposes is the same.

AMBAC  -- American Municipal Bond Assurance Corporation
FSA    -- Financial Security Assurance
GO     -- General Obligation
MBIA   -- Municipal Bond Insurance Association
RB     -- Revenue Bond
REF    -- Refunding

See Notes to Financial Statements.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2005

COLORADO TAX-FREE FUND

 SHARES
   OR
PRINCIPAL              SECURITY
 AMOUNT               DESCRIPTION               VALUE
---------   -------------------------------  -----------
MUNICIPAL BONDS 97.7%
            COLORADO 97.7%
$300,000    Adams 12 Five Star Schools,
            3.90%, 12/15/17                  $   293,511
 200,000    Adams and Weld County School
            District No. 27J Brighton,
            4.00%, 12/1/14                       202,070
 100,000    Arapahoe County, School
            District, 3.80%, 12/15/10            101,585
 250,000    Arapahoe County, School
            District, 3.25%, 6/1/11              244,640
 250,000    Arrowhead Metropolitan
            District, 4.65%, 12/1/14             261,335
 200,000    Arvada, Sales & Use Tax
            Revenue, 3.50%, 12/1/13              195,602
 275,000    Aspen Sales Tax Revenue,
            4.125%, 11/1/15                      278,644
 325,000    Aurora, 4.00%, 11/1/13               329,497
 120,000    Berthoud, Fire Protection
            District, 4.60%, 12/1/13             125,593
 350,000    Boulder County Maintenance
            Facility Project, 3.70%,
            11/1/14                              345,272
 600,000    Boulder County, Development
            Revenue, 4.20%, 9/1/13               613,512
 300,000    Boulder Valley, School
            District, FGIC, 4.875%,
            12/15/11                             313,788
 500,000    Boulder, Water & Sewer Revenue,
            4.00%, 12/1/11                       511,425
 400,000    Centennial Water and Sanitation
            District, Water & Sewer
            Revenue, 3.50%, 6/15/15              380,180
 250,000    Colorado Health Facility
            Authority, 4.40%, 1/15/14            245,875
 190,000    Colorado Springs, Utility
            System, Sub-Lien, Improvement
            Facilities, 4.625%, 11/15/13         196,599
 300,000    Colorado, Department of
            Transportation, 4.30%, 6/15/11       312,738
 400,000    Colorado, Department of
            Transportation, 4.25%, 6/15/13       417,096
 250,000    Colorado, Educational &
            Cultural Facilities, University
            of Northern Colorado Student
            Housing, 4.35%, 7/1/12               259,390
 250,000    Colorado, Water Resources &
            Power Development Authority,
            Clean Water, 5.00%, 9/1/12           269,115
 300,000    Colorado, Water Resources &
            Power Development Authority,
            Small Water, 4.30%, 11/1/12          310,056

 SHARES
   OR
PRINCIPAL              SECURITY
 AMOUNT               DESCRIPTION               VALUE
---------   -------------------------------  -----------
MUNICIPAL BONDS (CONTINUED)
            COLORADO (CONTINUED)
$300,000    Colorado, Water Resources &
            Power Development Authority,
            Small Water, 4.55%, 11/1/12      $   311,901
 150,000    Colorado, Water Resources &
            Power Development Authority,
            Small Water, 5.45%, 11/1/12          159,840
 300,000    Denver (City & County), Board
            Water Commission, 4.30%, 9/1/12      310,521
 150,000    Denver (City & County), Excise
            Tax, 5.00%, 12/1/11                  163,406
 300,000    Denver (City & County), School
            District, 4.00%, 12/1/14             302,832
 150,000    Denver (City & County), Water,
            GO, 4.90%, 10/1/09                   155,799
 300,000    Denver, Convention Center,
            XLCA, 3.25%, 12/1/14                 278,316
 100,000    El Paso County, School
            District, MBIA, 3.75%, 12/1/12       100,195
 230,000    El Paso County, School
            District, MBIA, 3.75%, 12/15/14      227,776
 250,000    El Paso County, School
            District, SAW, 5.00%, 12/1/16        263,870
 130,000    Evergreen, Park & Recreation
            District, AMBAC, 5.00%, 12/1/11      139,562
 150,000    Fort Collins, Stormwater
            Utility Enterprise, Storm
            Drain, Refunding & Improvement,
            5.00%, 12/1/10                       156,816
 250,000    Fremont County, School
            District, 4.00%, 12/1/14             252,360
 100,000    Golden, Sales & Use Tax
            Revenue, Improvement, 4.80%,
            12/1/12                              106,311
 300,000    Golden, Sales & Use Tax
            Revenue, Improvement, 5.375%,
            12/1/15                              327,726
 100,000    Grand Lake, Fire Protection
            District, 4.45%, 12/1/11             104,414
 400,000    Greeley Sales & Use Tax, 3.80%,
            10/1/15                              394,211
 300,000    Jefferson County Municipal,
            3.50%, 12/1/14                       287,526
 300,000    Jefferson County Open Space
            Sales Tax Revenue, 3.50%,
            11/1/14                              288,366
 500,000    Jefferson County Open Space
            Sales Tax Revenue, 5.00%,
            11/1/15                              531,005
 250,000    Lakewood, Sales & Use Tax
            Revenue, 4.65%, 12/1/11              259,410
 300,000    Larimer County, School
            District, 5.25%, 12/15/12            319,209

Schedule of Portfolio Investments
March 31, 2005

COLORADO TAX-FREE FUND (CONCLUDED)

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

 SHARES
   OR
PRINCIPAL              SECURITY
 AMOUNT               DESCRIPTION               VALUE
---------   -------------------------------  -----------
MUNICIPAL BONDS (CONTINUED)
            COLORADO (CONTINUED)
$250,000    Longmont, Sales & Use Tax
            Revenue, 4.30%, 11/15/11         $   260,505
 300,000    Platte River, Power Authority,
            4.125%, 6/1/11                       309,285
 300,000    Pueblo County, School District
            No. 070, FGIC, 4.30%, 12/1/13        308,736
 200,000    Regional Transportation Sales
            Tax Revenue, 5.00%, 11/1/15          217,640
 200,000    Routt County, School District,
            4.00%, 12/1/14                       202,070
 200,000    Summit County, School District,
            4.00%, 12/1/14                       202,070
 130,000    Teller County, Library
            District, AMBAC, 4.65%, 12/1/12      137,064
 300,000    Thornton, Sales & Use Tax
            Revenue, FSA, 5.00%, 9/1/14          319,059
 300,000    University Colorado Enterprise
            Revenue Bonds, 4.50%, 6/1/13         313,737
 500,000    University Colorado Enterprise
            Revenue Bonds, 4.00%, 6/1/14         504,950
  50,000    Wray, Community Hospital
            District, 4.65%, 10/15/07             50,405
 250,000    Wray, Community Hospital
            District, 4.95%, 10/15/10            252,085
                                             -----------
                                              14,726,501
                                             -----------
Total Municipal Bonds (Cost $14,503,942)      14,726,501
                                             -----------

 SHARES
   OR
PRINCIPAL              SECURITY
 AMOUNT               DESCRIPTION               VALUE
---------   -------------------------------  -----------
INVESTMENT COMPANIES 0.3%
  49,444    Goldman Sachs Financial Square
            Funds, Tax-Free Money Market
            Fund                             $    49,444
                                             -----------
Total Investment Companies (Cost $49,444)         49,444
                                             -----------
Total (Cost $14,553,386) (a)                 $14,775,945
                                             ===========

---------------
Percentages indicated are based on net assets of $15,073,863.

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

    Unrealized appreciation                       $ 365,262
    Unrealized depreciation                        (142,703)
                                                  ---------
    Net unrealized appreciation (depreciation)    $ 222,559
                                                  =========

Aggregate cost for federal income tax purposes is the same.

AMBAC  -- American Municipal Bond Assurance Corporation
FGIC   -- Financial Guaranty Insurance Company
FSA    -- Financial Security Assurance
GO     -- General Obligation
MBIA   -- Municipal Bond Insurance Association
SAW    -- St Aid Withholding
XLCA   -- XL Capital

See Notes to Financial Statements.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2005

BALANCED FUND

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
COMMON STOCKS 70.7%
             AEROSPACE & DEFENSE 1.6%
     6,000   Alliant Techsystems, Inc. (b)  $   428,700
                                            -----------
             AIR COURIER SERVICES 1.4%
     4,000   Fedex Corp.                        375,800
                                            -----------
             AUTOMOTIVE 1.3%
     5,000   Paccar, Inc.                       361,950
                                            -----------
             BUILDING & CONSTRUCTION 4.1%
     7,000   Chicago Bridge and Iron
             Co. -- ADR                         308,210
     8,000   Hovnanian Enterprises Inc.,
             Class A (b)                        408,000
     5,000   Toll Brothers, Inc. (b)            394,250
                                            -----------
                                              1,110,460
                                            -----------
             CHEMICALS 4.9%
    10,000   Praxair, Inc.                      478,600
     7,000   Sigma-Aldrich Corp.                428,750
     6,000   The Scotts Miracle-Gro Co.,
             Class A (b)                        421,380
                                            -----------
                                              1,328,730
                                            -----------
             COMMUNICATIONS 3.4%
     6,000   L-3 Communications Holdings,
             Inc.                               426,120
    10,000   Plantronics, Inc.                  380,800
     4,700   Univision Communications,
             Inc., Class A (b)                  130,143
                                            -----------
                                                937,063
                                            -----------
             COMPUTER PRODUCTS 10.3%
     5,000   Adobe Systems, Inc.                335,850
    10,000   Affiliated Computer Services
             Inc., Class A (b)                  532,400
     7,000   Cerner Corp. (b) (L)               367,570
    15,000   Citrix Systems, Inc. (b)           357,300
    10,000   Cognizant Technology
             Solutions Corp. (b)                462,000
    20,000   Jack Henry & Associates,
             Inc.                               359,800
    18,000   Symantec Corp. (b)                 383,940
                                            -----------
                                              2,798,860
                                            -----------
             ELECTRIC SERVICES 0.9%
     6,000   FPL Group, Inc.                    240,900
                                            -----------
             ENTERTAINMENT & LEISURE 3.9%
     8,000   Carnival Corp.                     414,480
     6,000   HARRAH'S Entertainment, Inc.       387,480
    10,000   International Game Technology      266,600
                                            -----------
                                              1,068,560
                                            -----------

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
COMMON STOCKS (CONTINUED)
             ENVIRONMENTAL SERVICES 1.5%
    12,000   Waste Connections, Inc. (b)
             (L)                            $   417,000
                                            -----------
             FINANCIAL SERVICES 2.2%
    10,000   Doral Financial Corp. (L)          218,900
     7,500   Investors Financial Services
             Corp.                              366,825
                                            -----------
                                                585,725
                                            -----------
             FOOD & BEVERAGE 2.4%
     6,000   Constellation Brands, Inc.,
             Class A (b)                        317,220
    12,000   United Natural Foods, Inc.
             (b)                                343,560
                                            -----------
                                                660,780
                                            -----------
             INDUSTRIAL 1.7%
     8,000   Nucor Corp.                        460,480
                                            -----------
             INSURANCE 3.4%
     5,000   Everest Re Group Ltd.              425,550
     6,000   Triad Guaranty, Inc. (b) (L)       315,660
     2,000   UnitedHealth Group, Inc.           190,760
                                            -----------
                                                931,970
                                            -----------
             INTERNET SECURITY 1.0%
     7,000   Checkfree Corp. (b)                285,320
                                            -----------
             MANAGEMENT SERVICES 1.5%
     3,000   Blackrock, Inc., Class A           224,790
     3,000   The Corporate Executive Board
             Co.                                191,850
                                            -----------
                                                416,640
                                            -----------
             MANUFACTURING -- DIVERSIFIED
             2.8%
     5,000   Eaton Corp.                        327,000
     5,000   Illinois Tool Works, Inc.          447,650
                                            -----------
                                                774,650
                                            -----------
             MEDICAL PRODUCTS 3.5%
    10,000   Biogen Idec, Inc. (b)              345,100
     7,000   Fisher Scientific
             International, Inc. (b)            398,440
     4,800   Stryker Corp.                      214,128
                                            -----------
                                                957,668
                                            -----------
             MOTORCYCLES 1.5%
     7,000   Harley-Davidson, Inc.              404,320
                                            -----------
             OIL & GAS EXPLORATION
             SERVICES 3.8%
     5,000   Apache Corp.                       306,150
     5,000   Occidental Petroleum Corp.         355,850
     5,000   Valero Energy Corp.                366,350
                                            -----------
                                              1,028,350
                                            -----------

Schedule of Portfolio Investments
March 31, 2005

BALANCED FUND (CONCLUDED)

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
COMMON STOCKS (CONTINUED)
             RAILROADS 1.4%
    10,000   Norfolk Southern Corp.         $   370,500
                                            -----------
             RECREATIONAL VEHICLES 1.1%
    10,000   Thor Industries, Inc. (L)          299,100
                                            -----------
             RETAIL 7.2%
     8,000   Best Buy Co., Inc.                 432,080
     8,500   Coach, Inc. (b)                    481,355
    13,000   Jos. A. Bank Clothiers, Inc.
             (b) (L)                            380,900
     7,000   Lowe's Companies, Inc.             399,630
     5,000   Starbucks Corp. (b)                258,300
                                            -----------
                                              1,952,265
                                            -----------
             SEMICONDUCTOR EQUIPMENT 1.4%
    10,000   Marvell Technology Group
             Ltd. -- ADR (b)                    383,400
                                            -----------
             SPORTING GOODS 1.3%
    17,000   West Marine, Inc. (b) (L)          361,420
                                            -----------
             TRANSPORTATION 1.2%
    10,000   Landstar System, Inc. (b)          327,500
                                            -----------
Total Common Stocks
  (Cost $14,328,300)                         19,268,111
                                            -----------
CORPORATE BONDS 1.4%
             AUTOMOTIVE 0.8%
$  250,000   General Motors, 7.125%,
             7/15/13                        $   215,410
                                            -----------
             FINANCIAL SERVICES 0.6%
   100,000   Ford Motor Credit Co.,
             7.375%, 2/1/11                      99,353
    75,000   Ford Motor Credit Co., 7.00%,
             10/1/13 (L)                         72,654
                                            -----------
                                                172,007
                                            -----------
Total Corporate Bonds
  (Cost $424,312)                               387,417
                                            -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS 2.7%
             FANNIE MAE 2.7%
$  125,000   7.25%, 1/15/10                 $   139,552
   600,000   4.625%, 10/15/14                   587,386
                                            -----------
Total U.S. Government Agency Obligations
  (Cost $725,765)                               726,938
                                            -----------
U.S. TREASURY OBLIGATIONS 21.0%
             U.S. TREASURY BONDS 5.9%
$1,000,000   7.25%, 5/15/16 (L)               1,226,289
   300,000   7.50%, 11/15/16 (L)                376,125
                                            -----------
                                              1,602,414
                                            -----------

  SHARES
    OR
PRINCIPAL              SECURITY
  AMOUNT              DESCRIPTION              VALUE
----------   -----------------------------  -----------
U.S. TREASURY OBLIGATIONS 21.0% (CONTINUED)
             U.S. TREASURY NOTES 15.1%
$1,050,000   5.00%, 8/15/11 (L)             $ 1,090,851
   550,000   4.875%, 2/15/12 (L)                567,939
   250,000   4.375%, 8/15/12                    250,586
   750,000   4.00%, 11/15/12 (L)                732,188
   500,000   4.25%, 8/15/13 (L)                 493,067
 1,000,000   4.25%, 11/15/13 (L)                984,570
                                            -----------
                                              4,119,201
                                            -----------
Total U.S. Treasury Obligations
  (Cost $5,762,478)                           5,721,615
                                            -----------
INVESTMENT COMPANIES 3.8%
 1,024,535   Goldman Sachs Financial
             Square Funds, Treasury
             Obligations Fund                 1,024,535
                                            -----------
Total Investment Companies
  (Cost $1,024,535)                           1,024,535
                                            -----------
POOL OF INVESTMENTS HELD AS COLLATERAL FOR
LOANED SECURITIES 25.3%
 6,879,269   Securities Lending Quality
             Trust                            6,879,269
                                            -----------
Total Investments Held As Collateral For
Loaned   Securities (Cost $6,879,269)         6,879,269
                                            -----------
Total (Cost $29,144,659) (a)                $34,007,885
                                            ===========

---------------

Percentages indicated are based on net assets of $27,226,981.

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

    Unrealized appreciation                     $5,222,134
    Unrealized depreciation                       (358,908)
                                                ----------
    Net unrealized appreciation (depreciation)  $4,863,226
                                                ==========

Aggregate cost for federal income tax purposes is the same.

(b) Non-income producing securities.

(L) All or a portion of security is on loan as of March 31, 2005.

ADR -- American Depository Receipt

See Notes to Financial Statements.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2005

CORE EQUITY FUND

                      SECURITY
 SHARES              DESCRIPTION              VALUE
---------   -----------------------------  ------------
COMMON STOCKS 97.4%
            ADVERTISING 2.0%
   24,000   Omnicom Group, Inc.            $  2,124,480
                                           ------------
            BANKS 5.5%
   51,000   Bank of America Corp.             2,249,100
   22,500   BB&T Corp.                          879,300
   34,500   J.P. Morgan Chase & Co.           1,193,700
   46,000   National City Corp.               1,541,000
                                           ------------
                                              5,863,100
                                           ------------
            BROADCASTING 2.1%
   28,500   Gannett Co., Inc.                 2,253,780
                                           ------------
            CHEMICALS 2.0%
   34,000   Air Products & Chemicals,
            Inc.                              2,151,860
                                           ------------
            COMMUNICATIONS 3.8%
   37,000   BellSouth Corp.                     972,730
   44,500   SBC Communications, Inc.          1,054,205
   57,000   Verizon Communications, Inc.      2,023,500
                                           ------------
                                              4,050,435
                                           ------------
            COMPUTER PRODUCTS 11.1%
  152,000   Hewlett-Packard Co.               3,334,880
   11,000   International Business
            Machines Corp.                    1,005,180
  105,000   Microsoft Corp.                   2,537,850
  124,000   NCR Corp. (b)                     4,183,760
   54,500   Vishay Intertechnology, Inc.
            (b)                                 677,435
                                           ------------
                                             11,739,105
                                           ------------
            CONTAINERS & PACKAGING 2.5%
   90,000   Sonoco Products Co.               2,596,500
                                           ------------
            COSMETICS & TOILETRIES 2.3%
   36,500   Kimberly-Clark Corp.              2,399,145
                                           ------------
            DATA PROCESSING 2.3%
   61,500   First Data Corp.                  2,417,565
                                           ------------
            ELECTRICAL EQUIPMENT 3.2%
   45,000   Emerson Electric Co.              2,921,850
   96,000   Sanmina-SCI Corp. (b)               501,120
                                           ------------
                                              3,422,970
                                           ------------
            ENERGY 2.1%
   22,500   DTE Energy Company                1,023,300
   69,000   XCEL Energy, Inc.                 1,185,420
                                           ------------
                                              2,208,720
                                           ------------
            FINANCIAL SERVICES 2.9%
   24,500   Fannie Mae                        1,334,025
   33,500   H & R Block, Inc. (L)             1,694,430
                                           ------------
                                              3,028,455
                                           ------------

                      SECURITY
 SHARES              DESCRIPTION              VALUE
---------   -----------------------------  ------------
COMMON STOCKS (CONTINUED)
            FOOD, BEVERAGES & TOBACCO
            6.4%
   54,000   H.J. Heinz Co.                 $  1,989,360
   47,000   Kraft Foods, Inc. (L)             1,553,350
   61,500   PepsiCo, Inc.                     3,261,345
                                           ------------
                                              6,804,055
                                           ------------
            HOUSEHOLD PRODUCTS 2.1%
  103,000   Newell Rubbermaid, Inc. (L)       2,259,820
                                           ------------
            INSURANCE 7.8%
   31,500   American International Group,
            Inc.                              1,745,415
   44,000   Chubb Corp.                       3,487,880
   61,000   SAFECO Corp. (L)                  2,971,310
                                           ------------
                                              8,204,605
                                           ------------
            MACHINERY 6.3%
   48,500   Ingersoll Rand Company
            Ltd. -- Class A                   3,863,025
   46,500   Parker Hannifin Corp.             2,832,780
                                           ------------
                                              6,695,805
                                           ------------
            MEDICAL SERVICES 10.3%
   87,000   Abbott Laboratories               4,055,940
   12,000   Becton, Dickinson & Company         701,040
   51,000   Bristol-Myers Squibb Company      1,298,460
    9,600   Guidant Corp.                       709,440
   27,000   Medtronic, Inc.                   1,375,650
   45,000   Pfizer, Inc.                      1,182,150
   20,000   Zimmer Holdings, Inc. (b)         1,556,200
                                           ------------
                                             10,878,880
                                           ------------
            OIL & GAS EXPLORATION SERVICES 13.7%
   93,000   Burlington Resources, Inc.        4,656,510
   49,000   ChevronTexaco Corp.               2,857,190
   43,500   Exxon Mobil Corp.                 2,592,600
   31,000   Transocean, Inc. (b)              1,595,260
   46,500   Unocal Corp.                      2,868,585
                                           ------------
                                             14,570,145
                                           ------------
            REAL ESTATE INVESTMENT TRUSTS
            1.6%
   52,500   Equity Residential Properties
            Trust                             1,691,025
                                           ------------
            RETAIL 1.8%
   51,500   Office Depot, Inc. (b)            1,142,270
   14,500   Target Corp.                        725,290
                                           ------------
                                              1,867,560
                                           ------------
            TOYS & GAMES 2.9%
  143,500   Mattel, Inc.                      3,063,725
                                           ------------

Schedule of Portfolio Investments
March 31, 2005

CORE EQUITY FUND (CONCLUDED)

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

                      SECURITY
 SHARES              DESCRIPTION              VALUE
---------   -----------------------------  ------------
COMMON STOCKS (CONTINUED)
            TRANSPORTATION 2.7%
   41,000   Union Pacific Corp.            $  2,857,700
                                           ------------
Total Common Stocks (Cost $71,785,729)      103,149,435
                                           ------------
INVESTMENT COMPANIES 2.4%
2,522,586   Goldman Sachs Financial
            Square Funds, Treasury
            Obligations Fund                  2,522,586
                                           ------------
Total Investment Companies (Cost
$2,522,586)                                   2,522,586
                                           ------------
POOL OF INVESTMENTS HELD AS COLLATERAL FOR
LOANED SECURITIES 5.3%
5,640,927   Securities Lending Quality
            Trust                             5,640,927
                                           ------------
Total Investments Held As Collateral For
Loaned Securities (Cost $5,640,927)           5,640,927
                                           ------------
Total (Cost $79,949,242) (a)               $111,312,948
                                           ============

---------------

Percentages indicated are based on net assets of $105,863,564.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $292,074. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

    Unrealized appreciation                    $34,417,841
    Unrealized depreciation                     (3,346,209)
                                               -----------
    Net unrealized appreciation
      (depreciation)                           $31,071,632
                                               ===========

(b) Non-income producing securities.

(L) All or a portion of security is on loan as of March 31, 2005.

See Notes to Financial Statements.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2005

GROWTH OPPORTUNITIES FUND

                       SECURITY
 SHARES              DESCRIPTION               VALUE
---------   ------------------------------  -----------
COMMON STOCKS 96.4%
            AEROSPACE & DEFENSE 2.5%
   27,900   Alliant Techsystems, Inc. (b)   $ 1,993,455
                                            -----------
            AIR COURIER SERVICES 2.0%
   17,000   Fedex Corp.                       1,597,150
                                            -----------
            AUTOMOTIVE 1.8%
   20,000   Paccar, Inc.                      1,447,800
                                            -----------
            BUILDING & CONSTRUCTION 6.2%
   29,000   Chicago Bridge and Iron
            Co. -- ADR                        1,276,870
   32,000   Hovnanian Enterprises Inc.,
            Class A (b)                       1,632,000
   25,000   Toll Brothers, Inc. (b)           1,971,250
                                            -----------
                                              4,880,120
                                            -----------
            CHEMICALS 6.4%
   37,600   Praxair, Inc.                     1,799,536
   24,000   Sigma-Aldrich Corp.               1,470,000
   25,000   The Scotts Miracle-Gro Co.,
            Class A (b)                       1,755,750
                                            -----------
                                              5,025,286
                                            -----------
            COMMUNICATIONS 5.4%
   29,000   L-3 Communications Holdings,
            Inc.                              2,059,580
   40,000   Plantronics, Inc.                 1,523,200
   23,000   Univision Communications,
            Inc., Class A (b)                   636,870
                                            -----------
                                              4,219,650
                                            -----------
            COMPUTER PRODUCTS 14.2%
   15,000   Adobe Systems, Inc.               1,007,550
   35,000   Affiliated Computer Services
            Inc., Class A (b)                 1,863,400
   30,000   Cerner Corp. (b) (L)              1,575,300
   78,000   Citrix Systems, Inc. (b)          1,857,960
   40,000   Cognizant Technology Solutions
            Corp. (b)                         1,848,000
   75,000   Jack Henry & Associates, Inc.     1,349,250
   72,200   Symantec Corp. (b)                1,540,026
                                            -----------
                                             11,041,486
                                            -----------
            ENTERTAINMENT & LEISURE 5.7%
   15,000   Caesers Entertainment, Inc.
            (b)                                 296,850
   30,000   Carnival Corp.                    1,554,300
   20,000   HARRAH'S Entertainment, Inc.      1,291,600
   50,000   International Game Technology     1,333,000
                                            -----------
                                              4,475,750
                                            -----------
            ENVIRONMENTAL SERVICES 2.0%
   45,000   Waste Connections, Inc. (b)
            (L)                               1,563,750
                                            -----------

                       SECURITY
 SHARES              DESCRIPTION               VALUE
---------   ------------------------------  -----------
COMMON STOCKS (CONTINUED)
            FINANCIAL SERVICES 3.8%
   47,000   Doral Financial Corp.           $ 1,028,830
   40,000   Investors Financial Services
            Corp. (L)                         1,956,400
                                            -----------
                                              2,985,230
                                            -----------
            FOOD & BEVERAGE 3.5%
   25,000   Constellation Brands, Inc.,
            Class A (b)                       1,321,750
   50,000   United Natural Foods, Inc. (b)    1,431,500
                                            -----------
                                              2,753,250
                                            -----------
            INDUSTRIAL 1.8%
   25,000   Nucor Corp.                       1,439,000
                                            -----------
            INSURANCE 4.1%
   19,500   Everest Re Group Ltd.             1,659,645
   30,000   Triad Guaranty, Inc. (b)          1,578,300
                                            -----------
                                              3,237,945
                                            -----------
            INTERNET SECURITY 1.8%
   35,000   Checkfree Corp. (b)               1,426,600
                                            -----------
            MANAGEMENT SERVICES 1.0%
   12,000   The Corporate Executive Board
            Co.                                 767,400
                                            -----------
            MANUFACTURING -- DIVERSIFIED
            4.0%
   21,000   Eaton Corp.                       1,373,400
   20,000   Illinois Tool Works, Inc.         1,790,600
                                            -----------
                                              3,164,000
                                            -----------
            MEDICAL PRODUCTS 4.3%
   40,000   Biogen Idec, Inc. (b)             1,380,400
   22,000   Fisher Scientific
            International, Inc. (b)           1,252,240
   16,000   Stryker Corp.                       713,760
                                            -----------
                                              3,346,400
                                            -----------
            MOTORCYCLES 2.2%
   30,000   Harley-Davidson, Inc. (L)         1,732,800
                                            -----------
            OIL & GAS EXPLORATION SERVICES 5.1%
   20,000   Apache Corp.                      1,224,600
   18,000   Occidental Petroleum Corp.        1,281,060
   20,000   Valero Energy Corp.               1,465,400
                                            -----------
                                              3,971,060
                                            -----------
            RAILROADS 2.2%
   45,500   Norfolk Southern Corp.            1,685,775
                                            -----------
            RECREATIONAL VEHICLES 2.1%
   55,000   Thor Industries, Inc.             1,645,050
                                            -----------
            RETAIL 9.8%
   30,000   Best Buy Co., Inc.                1,620,300
   30,000   Coach, Inc. (b)                   1,698,900
   60,000   Jos. A. Bank Clothiers, Inc.
            (b) (L)                           1,758,000

Schedule of Portfolio Investments
March 31, 2005

GROWTH OPPORTUNITIES FUND (CONCLUDED)

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

                       SECURITY
 SHARES              DESCRIPTION               VALUE
---------   ------------------------------  -----------
COMMON STOCKS (CONTINUED)
            RETAIL (CONTINUED)
   27,500   Lowe's Companies, Inc.          $ 1,569,975
   20,400   Starbucks Corp. (b)               1,053,864
                                            -----------
                                              7,701,039
                                            -----------
            SEMICONDUCTOR EQUIPMENT 2.0%
   40,000   Marvell Technology Group
            Ltd. -- ADR (b)                   1,533,600
                                            -----------
            SPORTING GOODS 0.7%
   25,000   West Marine, Inc. (b)               531,500
                                            -----------
            TRANSPORTATION 1.8%
   44,000   Landstar System, Inc. (b)         1,441,000
                                            -----------
Total Common Stocks (Cost $52,628,408)       75,606,096
                                            -----------
INVESTMENT COMPANIES 3.6%
2,786,108   Goldman Sachs Financial Square
            Funds, Treasury Obligations
            Fund                              2,786,108
                                            -----------
Total Investment Companies (Cost
$2,786,108)                                   2,786,108
                                            -----------
POOL OF INVESTMENTS HELD AS COLLATERAL FOR
LOANED SECURITIES 9.0%
7,036,999   Securities Lending Quality
            Trust                             7,036,999
                                            -----------
Total Investments Held As Collateral For
Loaned Securities (Cost $7,036,999)           7,036,999
                                            -----------
Total (Cost $62,451,515) (a)                $85,429,203
                                            ===========

---------------

Percentages indicated are based on net assets of $78,370,642.

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

    Unrealized appreciation                    $23,812,525
    Unrealized depreciation                       (834,837)
                                               -----------
    Net unrealized appreciation
      (depreciation)                           $22,977,688
                                               ===========

Aggregate cost for federal income tax purposes is the same.

(b) Non-income producing securities.

(L) All or a portion of security is on loan as of March 31, 2005.

ADR -- American Depository Receipt

See Notes to Financial Statements.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2005

SMALL COMPANY FUND

                        SECURITY
 SHARES               DESCRIPTION                VALUE
---------   --------------------------------  -----------
 COMMON STOCKS 96.3%
            AUTOMOTIVE 0.9%
  8,200     Clarcor, Inc.                     $   426,072
                                              -----------
            BANKS 8.5%
 25,600     Bancorpsouth, Inc.                    528,384
 29,500     Bank Mutual Corp.                     348,690
 22,700     Cullen/Frost Bankers, Inc.          1,024,905
 16,600     Gold Banc Corp., Inc. (L)             232,898
 12,100     Greater Bay Bancorp                   295,361
 13,387     National Penn Bancshares, Inc.
            (L)                                   328,919
 13,800     United Bankshares, Inc. (L)           457,332
 19,600     Wilmington Trust Corp.                687,960
                                              -----------
                                                3,904,449
                                              -----------
            CHEMICALS 3.2%
 22,300     Albemarle Corp.                       810,828
 22,900     Arch Chemicals, Inc.                  651,963
                                              -----------
                                                1,462,791
                                              -----------
            COMPUTER PRODUCTS 2.2%
 24,600     Avocent Corp. (b)                     631,236
 15,700     Transaction Systems Architects,
            Inc., Class A (b)                     363,455
                                              -----------
                                                  994,691
                                              -----------
            CONTAINERS & PACKAGING 1.5%
 16,900     Ball Corp.                            701,012
                                              -----------
            DIVERSIFIED MANUFACTURING 8.7%
 18,200     Barnes Group, Inc. (L)                494,494
 16,600     Modine Manufacturing Co.              486,878
 16,700     Teleflex, Inc.                        854,706
 21,300     Trinity Industries, Inc. (L)          600,021
 22,100     Valmont Industries, Inc.              493,272
 54,500     Worthington Industries, Inc.        1,050,760
                                              -----------
                                                3,980,131
                                              -----------
            ELECTRICAL COMPONENTS &
            EQUIPMENT 2.2%
  9,200     Hubbell, Inc., Class B                470,120
 19,400     Littlefuse, Inc. (b) (L)              555,810
                                              -----------
                                                1,025,930
                                              -----------
            FINANCIAL SERVICES 0.3%
  3,400     Fair Isaac Corp.                      117,096
                                              -----------
            FOOD, BEVERAGES & TOBACCO 5.8%
 35,400     Corn Products International,
            Inc.                                  920,046
 14,700     Molson Coors Brewing Company (L)    1,134,399
 28,000     Sensient Technologies Corp.           603,680
                                              -----------
                                                2,658,125
                                              -----------
            HOME FURNISHINGS 0.4%
  5,900     Ethan Allen Interiors, Inc. (L)       188,800
                                              -----------

                        SECURITY
 SHARES               DESCRIPTION                VALUE
---------   --------------------------------  -----------
COMMON STOCKS (CONTINUED)
            HOUSEHOLD PRODUCTS 2.8%
 17,100     Church & Dwight Co., Inc. (L)     $   606,537
 20,200     WD-40 Co.                             656,298
                                              -----------
                                                1,262,835
                                              -----------
            INSURANCE 4.1%
 22,800     Arthur J. Gallagher & Co.             656,640
 11,500     Everest Re Group Ltd.                 978,765
  7,300     First American Corp.                  240,462
                                              -----------
                                                1,875,867
                                              -----------
            MACHINERY 6.7%
  5,800     Engineered Support Systems,
            Inc.                                  310,416
 54,200     Stewart & Stevenson Services,       1,240,638
            Inc.
 20,300     Tecumseh Products Co., Class A        804,083
 17,700     Tennant Co. (L)                       684,813
                                              -----------
                                                3,039,950
                                              -----------
            MEDICAL SERVICES 13.1%
  8,400     Cambrex Corp.                         178,920
 13,700     Edwards Lifesciences Corp. (b)        592,114
 58,300     K-V Pharmaceutical Co., Class A
            (b) (L)                             1,352,559
  4,400     Kyphon, Inc. (b) (L)                  110,748
  7,800     LabOne, Inc. (b)                      268,944
 19,100     Medicis Pharmaceutical Corp.,
            Class A (L)                           572,618
 39,100     Steris Corp. (b)                      987,275
 45,600     West Pharmaceutical Services,
            Inc.                                1,089,840
 37,700     Zoll Medical Corp. (b)                849,381
                                              -----------
                                                6,002,399
                                              -----------
            PAPER PRODUCTS 1.7%
 52,400     Glatfelter                            772,900
                                              -----------
            PETROLEUM REFINING 8.3%
 17,700     Newfield Exploration Co. (b)        1,314,402
 26,300     St. Mary Land & Exploration Co.
            (L)                                 1,316,315
 29,400     Tidewater, Inc. (L)                 1,142,484
                                              -----------
                                                3,773,201
                                              -----------
            PRINTING & PUBLISHING 2.2%
 61,500     Journal Register Co. (b)            1,027,050
                                              -----------
            REAL ESTATE INVESTMENT TRUSTS
            1.2%
  6,500     Home Properties of New York,
            Inc. (L)                              252,200
  6,800     Mack-Cali Realty Corp.                287,980
                                              -----------
                                                  540,180
                                              -----------

Schedule of Portfolio Investments
March 31, 2005

SMALL COMPANY FUND (CONCLUDED)

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

                        SECURITY
 SHARES               DESCRIPTION                VALUE
---------   --------------------------------  -----------
COMMON STOCKS (CONTINUED)
            RETAIL 8.7%
 12,500     Ann Taylor Stores Corp. (b)       $   319,875
 90,000     Casey's General Stores, Inc. (L)    1,617,300
 21,500     Christopher & Banks Corp. (L)         378,400
 48,000     Hasbro, Inc.                          981,600
 37,700     J. Jill Group, Inc. (b)               518,752
  6,200     Kellwood Co. (L)                      178,498
                                              -----------
                                                3,994,425
                                              -----------
            SEMICONDUCTORS 5.0%
 82,700     Kemet Corp. (b) (L)                   640,925
 47,700     Mykrolis Corp. (b)                    682,110
  9,700     Park Electrochemical Corp.            196,522
 66,700     SBS Technologies, Inc. (b)            743,705
                                              -----------
                                                2,263,262
                                              -----------
            SPORTING GOODS 0.6%
 20,300     Callaway Golf Co.                     259,840
                                              -----------
            TELECOMMUNICATION 0.5%
  7,788     West Corp. (b) (L)                    249,216
                                              -----------
            TRANSPORTATION 1.5%
 34,807     Werner Enterprises, Inc.              676,300
                                              -----------
            UTILITIES 6.2%
 12,600     Black Hills Corp.                     416,682
 21,100     IDACORP, Inc.                         598,607
 31,600     OGE Energy Corp. (L)                  851,620
 18,700     WPS Resources Corp. (L)               989,604
                                              -----------
                                                2,856,513
                                              -----------
Total Common Stocks (Cost $33,253,140)         44,053,035
                                              -----------

                        SECURITY
 SHARES               DESCRIPTION                VALUE
---------   --------------------------------  -----------
INVESTMENT COMPANIES 3.6%
1,624,035   Goldman Sachs Financial Square
            Funds, Treasury Obligations Fund  $ 1,624,035
                                              -----------
Total Investment Companies (Cost $1,624,035)    1,624,035
                                              -----------
POOL OF INVESTMENTS HELD AS COLLATERAL FOR LOANED
  SECURITIES 20.0%
9,129,937   Securities Lending Quality Trust    9,129,937
                                              -----------
Total Investments Held As Collateral For
Loaned   Securities (Cost $9,129,937)           9,129,937
                                              -----------
Total (Cost $44,007,112) (a)                  $54,807,007
                                              ===========

---------------

Percentages indicated are based on net assets of $45,708,644.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $444,702. Cost for federal income tax differs from value by unrealized appreciation (depreciation) of securities as follows:

    Unrealized appreciation                    $11,642,328
    Unrealized depreciation                     (1,287,135)
                                               -----------
    Net unrealized appreciation
      (depreciation)                           $10,355,193
                                               ===========

(b) Non-income producing securities.

(L) All or a portion of security is on loan as of March 31, 2005.

See Notes to Financial Statements.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 2005

INTERNATIONAL EQUITY FUND

                        SECURITY
 SHARES               DESCRIPTION                VALUE
---------   --------------------------------  -----------
 FOREIGN STOCK 93.9%
            AUSTRALIA 3.7%
  13,435    Australia and New Zealand
            Banking Group, Ltd.               $   214,162
  28,449    BHP Billiton, Ltd.                    393,015
  90,460    Quantas Airways Ltd.                  248,257
   9,498    Rio Tinto, Ltd.                       331,444
                                              -----------
                                                1,186,878
                                              -----------
            AUSTRIA 0.7%
   4,703    Wienerberger AG                       214,069
                                              -----------
            DENMARK 0.9%
  10,474    Danske Bank A/S                       303,836
                                              -----------
            FINLAND 2.2%
  12,716    Nokia OYJ                             197,165
   6,653    Tietoenator OYJ                       227,445
  12,282    Upm-Kymmene OYJ                       272,279
                                              -----------
                                                  696,889
                                              -----------
            FRANCE 11.8%
  12,923    Axa                                   344,289
   6,658    BNP Paribas                           471,718
   7,356    France Telecom SA                     220,294
   2,710    Groupe Danone                         269,647
   2,077    Pinault-Printemps-Redoute SA          222,146
  10,632    Publicis Groupe                       326,396
   2,512    Renault SA                            224,382
   3,972    Sanofi-Aventis SA                     334,969
   4,007    Societe Generale                      416,362
   6,446    Suez SA                               173,487
   3,402    Total SA                              796,087
                                              -----------
                                                3,799,777
                                              -----------
            GERMANY 9.0%
   1,622    Adidas AG                             257,720
   3,522    BASF AG                               249,533
   6,590    Bayer AG                              217,858
   3,018    Deutsche Bank AG                      260,385
   3,520    E.ON AG                               301,642
   5,410    Hannover Rueckversicherungs           214,268
   6,310    Hypo Real Estate Holdings (b)         260,630
   6,403    Man AG                                285,555
   5,367    Metro AG                              288,128
   1,822    SAP AG                                292,427
   3,720    Siemens AG                            293,559
                                              -----------
                                                2,921,705
                                              -----------
            HONG KONG 1.1%
  40,000    Cheung Kong (Holdings), Ltd.          355,160
                                              -----------
            IRELAND 0.9%
  15,490    Irish Life & Permanent Plc            275,119
                                              -----------

                        SECURITY
 SHARES               DESCRIPTION                VALUE
---------   --------------------------------  -----------
FOREIGN STOCK (CONTINUED)
            ITALY 1.5%
  14,716    Mediaset                          $   211,768
  44,295    Unicredito Italiano SPA               260,137
                                              -----------
                                                  471,905
                                              -----------
            JAPAN 17.7%
   1,900    Aiful Corp.                           152,064
     950    Aiful Corp. -- When Issued (b)         74,437
   7,200    Astellas Pharma, Inc.                 243,795
   7,600    CANON, Inc.                           407,630
   8,200    Daikin Industries Ltd.                206,520
     102    Fuji Television Network, Inc.         240,716
   7,900    Honda Motor Co., Ltd.                 395,718
   2,100    Hoya Corp.                            231,146
   1,000    Keyence Corp.                         231,706
  64,000    Marubeni Corp.                        205,364
      15    Millea Holdings, Inc.                 218,273
      41    Mitsubishi Tokyo Financial
            Group, Inc.                           355,674
      56    Mizuho Financial Group, Inc.          264,838
   1,900    Nidec Corp.                           236,603
  37,000    Nippon Yusen                          222,956
  18,500    Nomura Holdings                       258,850
  20,000    Sharp Corp.                           302,598
   1,900    SMC Corp.                             214,981
  63,000    Taisei, Corp.                         236,239
   6,100    Takeda Chemical Industries,
            Ltd.                                  290,761
  13,800    Toyota Motor Corp.                    513,613
   4,800    Yamada Denki Co., Ltd.                251,630
                                              -----------
                                                5,756,112
                                              -----------
            NETHERLANDS 2.8%
   9,341    ABN Amro Holding NV                   231,784
   3,627    Hunter Douglas                        182,819
   8,655    ING Groep NV                          261,440
   5,099    Randstad Holding NV                   227,004
                                              -----------
                                                  903,047
                                              -----------
            NORWAY 0.6%
  19,120    Tandberg ASA                          199,864
                                              -----------
            SINGAPORE 0.8%
  92,005    Singapore Press Holdings, Ltd.        254,159
                                              -----------
            SOUTH KOREA 3.0%
   8,261    Hyundai Motor Company, Ltd. --
            GDR                                   223,047
   5,072    Kookmin Bank -- ADR (b)               226,465
   1,266    Samsung Electronics -- GDR            313,335
  11,000    SK Telecom Co., Ltd. -- ADR           216,920
                                              -----------
                                                  979,767
                                              -----------

Schedule of Portfolio Investments
March 31, 2005

INTERNATIONAL EQUITY FUND (CONTINUED)

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

                        SECURITY
 SHARES               DESCRIPTION                VALUE
---------   --------------------------------  -----------
FOREIGN STOCK (CONTINUED)
            SPAIN 1.9%
  18,800    Banco Bilbao Vizcaya SA           $   306,123
  18,048    Telefonica SA                         314,468
                                              -----------
                                                  620,591
                                              -----------
            SWEDEN 2.4%
   6,670    Hennes & Mauritz AB, B Shares         229,206
  46,504    Skandia Forsakrings AB                236,092
  47,731    Telefonaktiebolaget LM Ericsson
            AB, B Shares (b)                      134,322
   3,706    Volvo AB, B Shares                    163,776
                                              -----------
                                                  763,396
                                              -----------
            SWITZERLAND 6.0%
   1,216    Nestle SA                             332,611
  12,062    Novartis AG                           562,571
   2,680    Roche Holding AG                      287,175
   6,475    UBS AG                                546,619
   1,150    Zurich Financial Services AG          201,759
                                              -----------
                                                1,930,735
                                              -----------
            TAIWAN 0.6%
  61,903    United Microelectronics Corp. --
            ADR (b)                               208,613
                                              -----------
            THAILAND 0.8%
  33,000    PTT Exploration & Production
            Public Company Limited                250,963
                                              -----------
            UNITED KINGDOM 25.5%
  24,772    AMEC Plc                              149,297
  13,869    Anglo American Plc                    328,842
  23,524    Aviva Plc                             282,217
  39,068    Barclays Plc                          399,316
  92,103    BP Plc                                954,441
  13,921    British American Tobacco Plc          245,386
  24,627    Glaxosmithkline Plc                   564,378
  15,607    GUS Plc                               268,619
  19,269    HBOS Plc                              300,339
  52,472    HSBC Holdings Plc                     829,757
 116,555    Legal & General Group Plc             249,383
   7,146    Reckitt Benckiser Plc                 227,084
  32,549    Reuters Group Plc                     250,897

                        SECURITY
 SHARES               DESCRIPTION                VALUE
---------   --------------------------------  -----------
FOREIGN STOCK (CONTINUED)
            UNITED KINGDOM (CONTINUED)
  47,472    Rolls-Royce Group Plc (b)         $   218,839
 136,489    Royal & Sun Alliance Insurance
            Group Plc                             202,426
  20,080    Royal Bank of Scotland Group Plc      638,857
  12,129    SABMiller Plc                         189,852
 105,295    Shell Transport & Trading Co.
            Plc                                   944,930
  41,330    Tesco Plc                             247,137
  42,122    Tomkins Plc                           210,292
 208,866    Vodafone Group Plc                    554,424
                                              -----------
                                                8,256,713
                                              -----------
Total Foreign Stock (Cost $27,848,536)         30,349,298
                                              -----------
MUTUAL FUND 3.9%
            UNITED STATES 3.9%
   6,157    iShares MSCI Emerging Markets
            Index                               1,248,640
                                              -----------
Total Mutual Fund (Cost $1,255,215)             1,248,640
                                              -----------
Total (Cost $29,103,751) (a)                  $31,597,938
                                              ===========

---------------

Percentages indicated are based on net assets of $32,306,797.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $61,560. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

    Unrealized appreciation                     $2,873,066
    Unrealized depreciation                       (440,439)
                                                ----------
    Net unrealized appreciation (depreciation)  $2,432,627
                                                ==========

(b) Non-income producing securities.

Plc  -- Public limited company
ADR  -- American Depository Receipt
GDR  -- Global Depository Receipt

Schedule of Portfolio Investments
March 31, 2005

INTERNATIONAL EQUITY FUND (CONCLUDED)

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

As of March 31, 2005, sector diversification of the Fund was as follows:

                                                          % OF
SECTOR DIVERSIFICATION                                 NET ASSETS                              VALUE
----------------------                                 ----------                           -----------
Banks                                                     20.94%                            $ 6,764,466
Medical Products & Services                                6.84                               2,210,746
Insurance                                                  6.03                               1,948,707
Petroleum & Fuel Products                                  5.89                               1,899,369
Telephones & Telecommunications                            5.69                               1,837,458
Automotive                                                 4.71                               1,520,537
Mutual Fund                                                3.87                               1,248,640
Diversified Manufacturing                                  3.69                               1,192,108
Metals & Mining                                            3.26                               1,053,300
Retail                                                     3.21                               1,037,583
Food, Beverage & Tobacco                                   3.21                               1,037,497
Financial Services                                         3.16                               1,022,413
Energy                                                     2.46                                 796,086
Electronics                                                2.35                                 760,021
Computers, Products & Services                             2.26                                 728,485
Household Products                                         2.21                                 712,502
Multimedia                                                 2.18                                 703,382
Broadcasting, Newspapers & Advertising                     1.80                                 580,555
Chemicals                                                  1.67                                 540,294
Clothing & Jewelry                                         1.51                                 488,866
Transportation                                             1.46                                 471,213
Merchandising                                              1.45                                 469,283
Building & Construction                                    1.39                                 450,308
Industrial Machinery                                       1.37                                 443,123
Real Estate                                                1.10                                 355,160
Conglomerates                                              0.93                                 301,643
Textiles                                                   0.84                                 272,279
Aerospace/Defense                                          0.68                                 218,839
Entertainment & Leisure                                    0.65                                 210,292
Utilities & Electrical Services                            0.54                                 173,487
Engineering                                                0.46                                 149,296
                                                         ------                             -----------
TOTAL FOREIGN STOCK                                       97.81                              31,597,938
                                                         ------                             -----------
OTHER ASSETS AND LIABILITIES                               2.19                                 708,859
                                                         ------                             -----------
TOTAL NET ASSETS                                         100.00%                            $32,306,797
                                                         ======                             ===========

See Notes to Financial Statements.

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
March 31, 2005

                                                                  SHORT-                     NEBRASKA
                                                               INTERMEDIATE     INCOME       TAX-FREE
                                                                BOND FUND        FUND          FUND
-------------------------------------------------------------------------------------------------------
ASSETS:
------------------------------------------------------------
      Investments, at cost                                     $86,175,233    $77,234,071   $69,108,131
------------------------------------------------------------
      Unrealized appreciation (depreciation) from
       investments                                                (609,328)      (152,819)    2,334,954
------------------------------------------------------------   -----------    -----------   -----------
      Investments, at value*                                    85,565,905     77,081,252    71,443,085
------------------------------------------------------------
      Cash                                                              --             --            --
------------------------------------------------------------
      Foreign currency, at value (Cost $0, $0, $0, $0, $0,
       $0, $0, $0, $9,272, respectively)                                --             --            --
------------------------------------------------------------
      Interest and dividends receivable                            984,066        597,238       860,745
------------------------------------------------------------
      Receivable for capital shares issued                         237,620         67,753            --
------------------------------------------------------------
      Receivable for investments sold                                   --             --            --
------------------------------------------------------------
      Reclaims receivable                                               --             --            --
------------------------------------------------------------
      Prepaid expenses and other assets                             15,992         18,953         5,016
------------------------------------------------------------   -----------    -----------   -----------
Total Assets                                                    86,803,583     77,765,196    72,308,846
------------------------------------------------------------   -----------    -----------   -----------
LIABILITIES:
------------------------------------------------------------
      Distributions payable                                        250,392        236,171       209,134
------------------------------------------------------------
      Payable for investments purchased                                 --             --            --
------------------------------------------------------------
      Payable for cash collateral received on securities
       loaned                                                   18,811,391      9,797,099            --
------------------------------------------------------------
      Accrued expenses and other payables:
------------------------------------------------------------
        Investment advisory fees                                    20,889         31,273        31,409
------------------------------------------------------------
        Administration fees                                          1,109          1,117         1,184
------------------------------------------------------------
        Distribution fees                                            5,803          5,900         6,159
------------------------------------------------------------
        Chief compliance officer fees                                7,589          6,959         7,472
------------------------------------------------------------
        Other fees                                                  40,335         41,978        42,603
------------------------------------------------------------   -----------    -----------   -----------
Total Liabilities                                               19,137,508     10,120,497       297,961
------------------------------------------------------------   -----------    -----------   -----------
Net Assets                                                     $67,666,075    $67,644,699   $72,010,885
------------------------------------------------------------   ===========    ===========   ===========
COMPOSITION OF NET ASSETS:
------------------------------------------------------------
Capital                                                         70,399,154     69,063,609    69,564,257
------------------------------------------------------------
Undistributed (distributions in excess of) net investment
  income                                                        (1,092,543)      (390,586)           --
------------------------------------------------------------
Undistributed realized gains (losses) on investment and
  foreign currency transactions                                 (1,031,208)      (875,505)      111,674
------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
  and translation of assets and liabilities in foreign
  currencies                                                      (609,328)      (152,819)    2,334,954
------------------------------------------------------------   -----------    -----------   -----------
Net Assets                                                     $67,666,075    $67,644,699   $72,010,885
------------------------------------------------------------   ===========    ===========   ===========
Shares of beneficial interest                                    7,065,980      6,908,078     7,276,451
------------------------------------------------------------   ===========    ===========   ===========
Net asset value, offering and redemption price per share       $      9.58    $      9.79   $      9.90
------------------------------------------------------------   ===========    ===========   ===========
-------------------------------------------------------------------------------------------------------

* Includes securities on loan of $18,435,475, $9,600,338, $0, $0, $6,736,791,
  $5,511,124, $6,880,920, $8,918,371, $0, respectively.

See Notes to Financial Statements.

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

                                COLORADO                       CORE          GROWTH          SMALL      INTERNATIONAL
                                TAX-FREE      BALANCED        EQUITY      OPPORTUNITIES     COMPANY        EQUITY
                                  FUND          FUND           FUND           FUND           FUND           FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS:
------------------------------

Investments, at cost           $14,553,386   $29,144,659   $79,949,242     $62,451,515    $44,007,112    $29,103,751
------------------------------

Unrealized appreciation
 (depreciation) from
 investments                     222,559     4,863,226      31,363,706      22,977,688    10,799,895       2,494,187

------------------------------ -----------   -----------   ------------    -----------    -----------    -----------

Investments, at value          14,775,945    34,007,885    111,312,948      85,429,203    54,807,007      31,597,938
------------------------------

Cash                                  --            --              --              --           --          449,576
------------------------------

Foreign currency, at value
 (Cost $0, $0, $0, $0, $0, $0,
 $0, $0, $9,272, respectively)        --            --              --              --           --            9,277
------------------------------

Interest and dividends
 receivable                      178,792       109,039         200,250          29,172       35,254          147,892
------------------------------

Receivable for capital shares
 issued                          170,000         4,274          94,512          30,175       54,701          106,774
------------------------------

Receivable for investments
 sold                                 --            --          31,192              --           --           26,711
------------------------------

Reclaims receivable                   --            --              --              --           --           16,351
------------------------------

Prepaid expenses and other
 assets                            2,695        13,710          17,447          12,165       10,641           13,924

------------------------------ -----------   -----------   ------------    -----------    -----------    -----------
Total Assets                   15,127,432    34,134,908    111,656,349      85,500,715    54,907,603      32,368,443

------------------------------ -----------   -----------   ------------    -----------    -----------    -----------
LIABILITIES:

Distributions payable             39,322            --              --              --           --               --
------------------------------

Payable for investments
 purchased                            --            --              --              --           --            4,288
------------------------------

Payable for cash collateral
 received on securities loaned        --     6,879,269       5,640,927       7,036,999    9,129,937               --
------------------------------

Accrued expenses and other
 payables:
------------------------------

Investment advisory fees           1,943         7,767          68,774          31,483       33,821           25,136
------------------------------

Administration fees                  245           445           1,728           1,288          748              527
------------------------------

Distribution fees                  1,281         2,325           9,170           6,806        3,979            2,793
------------------------------

Chief compliance officer fees      1,609         2,844          10,946           8,540        5,068            3,623
------------------------------

Other fees                         9,169        15,277          61,240          44,957       25,406           25,279

------------------------------ -----------   -----------   ------------    -----------    -----------    -----------
Total Liabilities                 53,569     6,907,927       5,792,785       7,130,073    9,198,959           61,646

------------------------------ -----------   -----------   ------------    -----------    -----------    -----------
Net Assets                     $15,073,863   $27,226,981   $105,863,564    $78,370,642    $45,708,644    $32,306,797
------------------------------ ===========   ===========   ============    ===========    ===========    ===========
COMPOSITION OF NET ASSETS:
------------------------------

Capital                        14,564,298    23,575,418     70,863,368      52,365,635    35,083,160      27,267,856
------------------------------

Undistributed (distributions
 in excess of) net investment
 income                             (603)        5,491          56,487              --        8,508          123,437
------------------------------

Undistributed realized gains
 (losses) on investment and
 foreign currency transactions   287,609     (1,217,154)     3,580,003       3,027,319     (182,919)       2,422,986
------------------------------

Net realized appreciation
 (depreciation) of investments
 and translation of assets and
 liabilities in foreign
 currencies                      222,559     4,863,226      31,363,706      22,977,688    10,799,895       2,492,518

------------------------------ -----------   -----------   ------------    -----------    -----------    -----------
Net Assets                     $15,073,863   $27,226,981   $105,863,564    $78,370,642    $45,708,644    $32,306,797
------------------------------ ===========   ===========   ============    ===========    ===========    ===========
Shares of beneficial interest  1,492,110     2,186,337      10,315,333       5,225,475    2,605,788        2,885,143
------------------------------ ===========   ===========   ============    ===========    ===========    ===========
Net asset value, offering and
 redemption price per share    $   10.10     $   12.45     $     10.26     $     15.00    $   17.54      $     11.20
------------------------------ ===========   ===========   ============    ===========    ===========    ===========

---------------------------------------------------------------------------------------------------------------------

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Statements of Operations
For the Year Ended March 31, 2005

                                                                     SHORT-                        NEBRASKA
                                                                  INTERMEDIATE        INCOME       TAX-FREE
                                                                   BOND FUND           FUND          FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                        $ 2,536,053       $ 3,635,177   $ 3,344,912
  Dividend                                                             11,020            18,482        10,440
  Foreign tax withholding                                                  --                --            --
  Income from securities lending                                        2,730             1,203            --
------------------------------------------------------------      -----------       -----------   -----------
Total Income                                                        2,549,803         3,654,862     3,355,352
------------------------------------------------------------      -----------       -----------   -----------
EXPENSES:
------------------------------------------------------------
  Investment advisory fees                                            335,537           470,798       531,677
------------------------------------------------------------
  Administration fees                                                 100,662           117,701       113,932
------------------------------------------------------------
  Shareholder service fees                                             67,107            78,465        75,953
------------------------------------------------------------
  Accounting fees                                                      10,162            13,141        15,275
------------------------------------------------------------
  Custodian fees                                                       20,133            23,540        22,786
------------------------------------------------------------
  Chief compliance officer fees                                        14,753            15,244        15,632
------------------------------------------------------------
  Director fees                                                         3,244             4,055         3,850
------------------------------------------------------------
  Registration and filing fees                                         24,111            30,037         4,841
------------------------------------------------------------
  Transfer agent fees                                                  32,346            34,655        36,563
------------------------------------------------------------
  Other fees                                                           73,178            88,684        81,740
------------------------------------------------------------      -----------       -----------   -----------
Total expenses before waivers                                         681,233           876,320       902,249
------------------------------------------------------------
  Expenses voluntarily reduced                                        (93,950)          (54,927)     (144,313)
------------------------------------------------------------      -----------       -----------   -----------
Total Expenses                                                        587,283           821,393       757,936
------------------------------------------------------------      -----------       -----------   -----------
Net Investment Income (Loss)                                        1,962,520         2,833,469     2,597,416
------------------------------------------------------------      -----------       -----------   -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
------------------------------------------------------------
Net realized gains on investments and foreign currency                113,149           236,915       345,332
------------------------------------------------------------
Change in unrealized appreciation/depreciation on
  investments and translation of assets and liabilities in
  foreign currencies                                               (2,758,657)       (3,303,249)   (2,460,126)
------------------------------------------------------------      -----------       -----------   -----------
Net realized and unrealized gains (losses) on investments
  and foreign currency                                             (2,645,508)       (3,066,334)   (2,114,794)
------------------------------------------------------------      -----------       -----------   -----------
Change in net assets from operations                              $  (682,988)      $  (232,865)  $   482,622
------------------------------------------------------------      ===========       ===========   ===========
-------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

                                 COLORADO                          CORE           GROWTH           SMALL       INTERNATIONAL
                                 TAX-FREE        BALANCED         EQUITY       OPPORTUNITIES      COMPANY         EQUITY
                                   FUND            FUND            FUND            FUND            FUND            FUND
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                         $ 649,756      $  290,963      $     1,500     $       --      $    1,792      $     2,131
Dividend                             5,454         110,883        2,307,979        423,902         667,193          672,551
Foreign tax withholding                 --              --               --             --              --          (77,097)
Income from securities lending          --           1,515            1,739          7,188           1,444               --

------------------------------   ---------      ----------      -----------     ----------      ----------      -----------
Total Income                       655,210         403,361        2,311,218        431,090         670,429          597,585

------------------------------   ---------      ----------      -----------     ----------      ----------      -----------

EXPENSES:

Investment advisory fees           113,639         187,511          812,910        567,223         374,686          274,292
------------------------------

Administration fees                 24,351          37,503          162,583        113,446          66,122           41,144
------------------------------

Shareholder Service fees            16,234          25,001          108,387         75,629          44,080           27,429
------------------------------

Accounting fees                     13,031           5,919           10,304          8,793           8,575           18,943
------------------------------

Custodian fees                       4,870           7,501           32,517         22,689          13,224           16,241
------------------------------

Chief compliance officer fees        3,334           5,503           22,554         16,620           9,791            6,569
------------------------------

Director fees                          802           1,258            5,199          3,297           2,069            1,297
------------------------------

Registration and filing fees         4,044          24,405           24,857         29,982          27,014           23,238
------------------------------

Transfer agent fees                 19,121          21,702           43,551         31,715          19,716           15,251
------------------------------

Other fees                          22,216          30,069          113,977         79,721          49,911           39,266
------------------------------
                                 ---------      ----------      -----------     ----------      ----------      -----------
Total expenses before waivers      221,642         346,372        1,336,839        949,115         615,188          463,670
------------------------------

Expenses voluntarily reduced       (75,279)        (98,385)              --       (198,737)             --          (27,429)

------------------------------   ---------      ----------      -----------     ----------      ----------      -----------
Total Expenses                     146,363         247,987        1,336,839        750,378         615,188          436,241

------------------------------   ---------      ----------      -----------     ----------      ----------      -----------
Net Investment Income (Loss)       508,847         155,374          974,379       (319,288)         55,241          161,344

------------------------------   ---------      ----------      -----------     ----------      ----------      -----------

REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
------------------------------

Net realized gains on
 investments and foreign
 currency                          303,818         981,053        8,952,758      4,917,426         311,438        4,039,526
------------------------------

Change in unrealized
 appreciation/depreciation on
 investments and translation
 of assets and liabilities in
 foreign currencies               (868,221)        517,331        1,112,430      2,549,663       1,063,331       (1,561,831)

------------------------------   ---------      ----------      -----------     ----------      ----------      -----------
Net realized and unrealized
 gains (losses) on investments
 and foreign currency             (564,403)      1,498,384       10,065,188      7,467,089       1,374,769        2,477,695

------------------------------   ---------      ----------      -----------     ----------      ----------      -----------
Change in net assets from
 operations                      $ (55,556)     $1,653,758      $11,039,567     $7,147,801      $1,430,010      $ 2,639,039
------------------------------   =========      ==========      ===========     ==========      ==========      ===========

----------------------------------------------------------------------------------------------------------------------------

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
For the Year Ended

                                                              SHORT-INTERMEDIATE                  INCOME
                                                                   BOND FUND                       FUND
                                                          ---------------------------   ---------------------------
                                                           MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                              2005           2004           2005           2004
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                     $  1,962,520   $  1,967,208   $  2,833,469   $  2,865,449
-------------------------------------------------------
Net realized gains on investments                              113,149        515,883        236,915      1,173,140
-------------------------------------------------------
Change in unrealized appreciation/depreciation on
  investments                                               (2,758,657)       199,550     (3,303,249)       697,206
-------------------------------------------------------   ------------   ------------   ------------   ------------
Change in net assets from operations                          (682,988)     2,682,641       (232,865)     4,735,795
-------------------------------------------------------   ------------   ------------   ------------   ------------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income                                (2,848,570)    (2,851,996)    (3,257,441)    (3,830,926)
-------------------------------------------------------
  From net realized gains on investments                            --             --             --       (360,367)
-------------------------------------------------------   ------------   ------------   ------------   ------------
Change in net assets from dividends to shareholders         (2,848,570)    (2,851,996)    (3,257,441)    (4,191,293)
-------------------------------------------------------   ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued                               23,712,201     25,733,445      4,804,426     38,676,295
-------------------------------------------------------
  Proceeds from dividends reinvested                           874,117      1,043,430      1,292,730      1,086,294
-------------------------------------------------------
  Cost of shares redeemed                                  (19,951,593)   (16,108,168)   (30,282,714)   (20,097,165)
-------------------------------------------------------   ------------   ------------   ------------   ------------
Change in net assets from capital transactions               4,634,725     10,668,707    (24,185,558)    19,665,424
-------------------------------------------------------   ------------   ------------   ------------   ------------
CHANGE IN NET ASSETS                                         1,103,167     10,499,352    (27,675,864)    20,209,926
-------------------------------------------------------   ------------   ------------   ------------   ------------
NET ASSETS:
  Beginning of year                                         66,562,908     56,063,556     95,320,563     75,110,637
-------------------------------------------------------   ------------   ------------   ------------   ------------
  End of year                                             $ 67,666,075   $ 66,562,908   $ 67,644,699   $ 95,320,563
-------------------------------------------------------   ============   ============   ============   ============
Distributions in excess of net investment income            (1,092,543)      (678,242)      (390,586)      (467,805)
-------------------------------------------------------   ============   ============   ============   ============
SHARE TRANSACTIONS:
  Shares issued                                              2,424,934      2,558,027        483,588      3,922,055
-------------------------------------------------------
  Shares reinvested                                             89,268        103,798        130,112        107,798
-------------------------------------------------------
  Shares redeemed                                           (2,042,380)    (1,603,433)    (3,061,765)    (1,986,916)
-------------------------------------------------------   ------------   ------------   ------------   ------------
CHANGE IN SHARES                                               471,822      1,058,392     (2,448,065)     2,042,937
-------------------------------------------------------   ============   ============   ============   ============
-------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
For the Year Ended

                                                                    NEBRASKA                     COLORADO
                                                                  TAX-FREE FUND                TAX-FREE FUND
                                                           ---------------------------   -------------------------
                                                            MARCH 31,      MARCH 31,      MARCH 31,     MARCH 31,
                                                               2005           2004          2005          2004
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                      $  2,597,416   $  3,243,440   $   508,847   $   541,517
--------------------------------------------------------
Net realized gains on investments                               345,332        650,888       303,818       164,947
--------------------------------------------------------
Change in unrealized appreciation/depreciation on
  investments                                                (2,460,126)       (69,597)     (868,221)      (12,808)
--------------------------------------------------------   ------------   ------------   -----------   -----------
Change in net assets from operations                            482,622      3,824,731       (55,556)      693,656
--------------------------------------------------------   ------------   ------------   -----------   -----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income                                 (2,597,166)    (3,243,606)     (508,062)     (540,914)
--------------------------------------------------------
  From net realized gains on investments                       (691,322)      (360,728)      (63,592)     (141,528)
--------------------------------------------------------   ------------   ------------   -----------   -----------
Change in net assets from dividends to shareholders          (3,288,488)    (3,604,334)     (571,654)     (682,442)
--------------------------------------------------------   ------------   ------------   -----------   -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued                                 4,259,948      5,032,232     4,560,730     3,756,445
--------------------------------------------------------
  Proceeds from dividends reinvested                             36,963         71,483        70,378        39,092
--------------------------------------------------------
  Cost of shares redeemed                                   (13,967,109)   (16,017,753)   (6,005,511)   (3,781,373)
--------------------------------------------------------   ------------   ------------   -----------   -----------
Change in net assets from capital transactions               (9,670,198)   (10,914,038)   (1,374,403)       14,164
--------------------------------------------------------   ------------   ------------   -----------   -----------
CHANGE IN NET ASSETS                                        (12,476,064)   (10,693,641)   (2,001,613)       25,378
--------------------------------------------------------   ------------   ------------   -----------   -----------
NET ASSETS:
  Beginning of year                                          84,486,949     95,180,590    17,075,476    17,050,098
--------------------------------------------------------   ------------   ------------   -----------   -----------
  End of year                                              $ 72,010,885   $ 84,486,949   $15,073,863   $17,075,476
--------------------------------------------------------   ============   ============   ===========   ===========
Distributions in excess of net investment income                     --           (250)         (603)       (1,388)
--------------------------------------------------------   ============   ============   ===========   ===========
SHARE TRANSACTIONS:
  Shares issued                                                 422,440        490,120       444,442       356,422
--------------------------------------------------------
  Shares reinvested                                               3,670          6,993         6,831         3,729
--------------------------------------------------------
  Shares redeemed                                            (1,390,740)    (1,567,349)     (583,498)     (358,086)
--------------------------------------------------------   ------------   ------------   -----------   -----------
CHANGE IN SHARES                                               (964,630)    (1,070,236)     (132,225)        2,065
--------------------------------------------------------   ============   ============   ===========   ===========
------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
For the Year Ended

                                                                  BALANCED                     CORE EQUITY
                                                                    FUND                          FUND
                                                         ---------------------------   ---------------------------
                                                          MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                             2005           2004           2005           2004
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                    $    155,374   $    173,219   $    974,379   $  1,113,918
------------------------------------------------------
Net realized gains on investments                             981,053        566,760      8,952,758        395,011
------------------------------------------------------
Change in unrealized appreciation/depreciation on
  investments                                                 517,331      4,356,190      1,112,430     25,886,610
------------------------------------------------------   ------------   ------------   ------------   ------------
Change in net assets from operations                        1,653,758      5,096,169     11,039,567     27,395,539
------------------------------------------------------   ------------   ------------   ------------   ------------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income                                 (155,114)      (171,084)      (942,390)    (1,056,406)
------------------------------------------------------
  From net realized gains on investments                           --             --     (3,862,128)            --
------------------------------------------------------
  Return of capital                                                --             --             --        (49,572)
------------------------------------------------------   ------------   ------------   ------------   ------------
Change in net assets from dividends to shareholders          (155,114)      (171,084)    (4,804,518)    (1,105,978)
------------------------------------------------------   ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued                               9,729,749     16,313,822     10,170,033     12,419,753
------------------------------------------------------
  Proceeds from dividends reinvested                          151,813        165,519      2,214,613        444,386
------------------------------------------------------
  Cost of shares redeemed                                 (12,241,659)    (6,800,139)   (27,501,719)   (19,407,891)
------------------------------------------------------   ------------   ------------   ------------   ------------
Change in net assets from capital transactions             (2,360,097)     9,679,202    (15,117,073)    (6,543,752)
------------------------------------------------------   ------------   ------------   ------------   ------------
CHANGE IN NET ASSETS                                         (861,453)    14,604,287     (8,882,024)    19,745,809
------------------------------------------------------   ------------   ------------   ------------   ------------
NET ASSETS:
  Beginning of year                                        28,088,434     13,484,147    114,745,588     94,999,779
------------------------------------------------------   ------------   ------------   ------------   ------------
  End of year                                            $ 27,226,981   $ 28,088,434   $105,863,564   $114,745,588
------------------------------------------------------   ============   ============   ============   ============
Undistributed net investment income                             5,491          5,231         56,487         12,844
------------------------------------------------------   ============   ============   ============   ============
SHARE TRANSACTIONS:
  Shares issued                                               814,205      1,531,675      1,017,106      1,385,711
------------------------------------------------------
  Shares reinvested                                            12,616         15,370        219,930         50,677
------------------------------------------------------
  Shares redeemed                                          (1,057,033)      (625,092)    (2,781,876)    (2,220,632)
------------------------------------------------------   ------------   ------------   ------------   ------------
CHANGE IN SHARES                                             (230,212)       921,953     (1,544,840)      (784,244)
------------------------------------------------------   ============   ============   ============   ============
------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
For the Year Ended

                                                              GROWTH OPPORTUNITIES             SMALL COMPANY
                                                                      FUND                         FUND
                                                           ---------------------------   -------------------------
                                                            MARCH 31,      MARCH 31,      MARCH 31,     MARCH 31,
                                                               2005           2004          2005          2004
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                               $   (319,288)  $   (264,803)  $    55,241   $   168,389
--------------------------------------------------------
Net realized gains on investments                             4,917,426        888,759       311,438     1,048,085
--------------------------------------------------------
Change in unrealized appreciation/depreciation on
  investments                                                 2,549,663     19,798,918     1,063,331     9,786,458
--------------------------------------------------------   ------------   ------------   -----------   -----------
Change in net assets from operations                          7,147,801     20,422,874     1,430,010    11,002,932
--------------------------------------------------------   ------------   ------------   -----------   -----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income                                         --         (6,794)      (52,428)     (166,604)
--------------------------------------------------------
  From net realized gains on investments                             --             --      (358,535)           --
--------------------------------------------------------   ------------   ------------   -----------   -----------
Change in net assets from dividends to shareholders                  --         (6,794)     (410,963)     (166,604)
--------------------------------------------------------   ------------   ------------   -----------   -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued                                16,670,269     18,086,597    10,746,969    11,098,965
--------------------------------------------------------
  Proceeds from dividends reinvested                                 --          3,121       224,383        91,676
--------------------------------------------------------
  Cost of shares redeemed                                   (19,346,411)   (10,228,878)   (7,922,766)   (6,863,844)
--------------------------------------------------------   ------------   ------------   -----------   -----------
Change in net assets from capital transactions               (2,676,142)     7,860,840     3,048,586     4,326,797
--------------------------------------------------------   ------------   ------------   -----------   -----------
CHANGE IN NET ASSETS                                          4,471,659     28,276,920     4,067,633    15,163,125
--------------------------------------------------------   ------------   ------------   -----------   -----------
NET ASSETS:
  Beginning of year                                          73,898,983     45,622,063    41,641,011    26,477,886
--------------------------------------------------------   ------------   ------------   -----------   -----------
  End of year                                              $ 78,370,642   $ 73,898,983   $45,708,644   $41,641,011
--------------------------------------------------------   ============   ============   ===========   ===========
Undistributed (distributions in excess of) net
  investment income                                                  --             --         8,508         5,695
--------------------------------------------------------   ============   ============   ===========   ===========
SHARE TRANSACTIONS:
  Shares issued                                               1,182,421      1,482,704       629,961       713,588
--------------------------------------------------------
  Shares reinvested                                                  --            238        12,603         6,245
--------------------------------------------------------
  Shares redeemed                                            (1,374,529)      (851,747)     (459,963)     (436,153)
--------------------------------------------------------   ------------   ------------   -----------   -----------
CHANGES IN SHARES                                              (192,108)       631,195       182,601       283,680
--------------------------------------------------------   ============   ============   ===========   ===========
------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
For the Year Ended

                                                                     INTERNATIONAL
                                                                      EQUITY FUND
                                                               -------------------------
                                                                MARCH 31,     MARCH 31,
                                                                  2005          2004
----------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                          $   161,344   $   100,400
------------------------------------------------------------
Net realized gains on investments and foreign currency           4,039,526     1,323,373
------------------------------------------------------------
Change in unrealized appreciation/depreciation on
  investments and translation of assets and liabilities in
  foreign currencies                                            (1,561,831)    5,102,501
------------------------------------------------------------   -----------   -----------
Change in net assets from operations                             2,639,039     6,526,274
------------------------------------------------------------   -----------   -----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income                                       (72,679)      (75,769)
------------------------------------------------------------
  From net realized gains on investments                        (2,324,844)           --
------------------------------------------------------------   -----------   -----------
Change in net assets from dividends to shareholders             (2,397,523)      (75,769)
------------------------------------------------------------   -----------   -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued                                   11,087,361     9,062,962
------------------------------------------------------------
  Proceeds from dividends reinvested                             1,074,703            --
------------------------------------------------------------
  Cost of shares redeemed                                       (3,583,268)   (3,522,587)
------------------------------------------------------------   -----------   -----------
Change in net assets from capital transactions                   8,578,796     5,540,375
------------------------------------------------------------   -----------   -----------
CHANGE IN NET ASSETS                                             8,820,312    11,990,880
------------------------------------------------------------   -----------   -----------
NET ASSETS:
  Beginning of year                                             23,486,485    11,495,605
------------------------------------------------------------   -----------   -----------
  End of year                                                  $32,306,797   $23,486,485
------------------------------------------------------------   ===========   ===========
Undistributed net investment income                                123,437        49,434
------------------------------------------------------------   ===========   ===========
SHARE TRANSACTIONS:
  Shares issued                                                  1,020,939       895,990
------------------------------------------------------------
  Shares reinvested                                                 97,349            --
------------------------------------------------------------
  Shares redeemed                                                 (325,465)     (348,910)
------------------------------------------------------------   -----------   -----------
CHANGE IN SHARES                                                   792,823       547,080
------------------------------------------------------------   ===========   ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Financial Highlights
For a Share Outstanding

                                                 INVESTMENT ACTIVITIES             DIVIDENDS TO
                                               --------------------------       SHAREHOLDERS FROM:
                                                             NET REALIZED    -------------------------
                                                                 AND                           NET
                                  NET ASSET                   UNREALIZED                    REALIZED      NET ASSET
                                   VALUE,         NET           GAINS           NET           GAINS        VALUE,
                                  BEGINNING    INVESTMENT    (LOSSES) ON     INVESTMENT        ON          END OF        TOTAL
                                  OF PERIOD      INCOME      INVESTMENTS       INCOME      INVESTMENTS     PERIOD      RETURN(A)
--------------------------------------------------------------------------------------------------------------------------------
 SHORT-INTERMEDIATE BOND FUND
For the Year Ended March 31, 2005  $10.09        $0.30          $(0.40)        $(0.41)       $   --        $ 9.58        (0.94)%
For the Year Ended March 31, 2004   10.13         0.35            0.07          (0.46)           --         10.09         4.25
For the Year Ended March 31, 2003    9.59         0.39            0.63          (0.48)           --         10.13        10.87
For the Year Ended March 31, 2002   10.01         0.52           (0.39)         (0.53)        (0.02)         9.59         1.26
For the Year Ended March 31, 2001    9.56         0.53            0.45          (0.53)           --         10.01        10.52
 INCOME FUND
For the Year Ended March 31, 2005  $10.19        $0.33          $(0.32)        $(0.41)       $   --        $ 9.79         0.13%
For the Year Ended March 31, 2004   10.27         0.35            0.07          (0.45)        (0.05)        10.19         4.25
For the Year Ended March 31, 2003    9.81         0.55            0.49          (0.57)        (0.01)        10.27        10.79
For the Year Ended March 31, 2002   10.00         0.61           (0.15)         (0.61)        (0.04)         9.81         4.65
For the Period Ended March 31,
  2001(c)                           10.00         0.03           (0.01)         (0.02)           --         10.00         0.25
 NEBRASKA TAX-FREE FUND
For the Year Ended March 31, 2005  $10.25        $0.34          $(0.25)        $(0.34)       $(0.10)       $ 9.90         0.88%
For the Year Ended March 31, 2004   10.22         0.36            0.07          (0.36)        (0.04)        10.25         4.31
For the Year Ended March 31, 2003    9.81         0.38            0.50          (0.38)        (0.09)        10.22         9.03
For the Year Ended March 31, 2002   10.02         0.40           (0.13)         (0.40)        (0.08)         9.81         2.79
For the Period Ended March 31,
  2001(c)                           10.00         0.02            0.02          (0.02)           --         10.02         0.34
 COLORADO TAX-FREE FUND
For the Year Ended March 31, 2005  $10.51        $0.32          $(0.37)        $(0.32)       $(0.04)       $10.10        (0.46)%
For the Year Ended March 31, 2004   10.51         0.34            0.09          (0.34)        (0.09)        10.51         4.16
For the Year Ended March 31, 2003    9.93         0.35            0.65          (0.35)        (0.07)        10.51        10.23
For the Year Ended March 31, 2002   10.06         0.35           (0.13)         (0.35)           --          9.93         2.22
For the Period Ended March 31,
  2001(c)                           10.00         0.02            0.06          (0.02)           --         10.06         0.76
 BALANCED FUND
For the Year Ended March 31, 2005  $11.62        $0.08          $ 0.83         $(0.08)       $   --        $12.45         7.83%
For the Year Ended March 31, 2004    9.02         0.08            2.60          (0.08)           --         11.62        29.80
For the Year Ended March 31, 2003    9.95         0.10           (0.92)         (0.11)           --          9.02        (8.19)
For the Year Ended March 31, 2002    9.75         0.21            0.19          (0.20)           --          9.95         4.10
For the Year Ended March 31, 2001    9.29         0.27            0.46          (0.27)           --          9.75         8.10


                                                             RATIOS/SUPPLEMENTAL DATA
                                   ----------------------------------------------------------------------------
                                                                        NET
                                   NET ASSETS,                      INVESTMENT
                                     END OF        EXPENSES TO       INCOME TO       EXPENSES TO
                                     PERIOD          AVERAGE          AVERAGE          AVERAGE        PORTFOLIO
                                     (000'S)      NET ASSETS(B)    NET ASSETS(B)    NET ASSETS*(B)    TURNOVER
---------------------------------  ----------------------------------------------------------------------------
 SHORT-INTERMEDIATE BOND FUND
For the Year Ended March 31, 2005   $ 67,666          0.87%            2.92%             1.01%            73%
For the Year Ended March 31, 2004     66,563          0.75             3.14              0.98             74
For the Year Ended March 31, 2003     56,064          0.76             4.06              1.04             70
For the Year Ended March 31, 2002     47,520          0.75             5.23              1.03            118
For the Year Ended March 31, 2001     46,827          0.96             5.57              1.14             69
 INCOME FUND
For the Year Ended March 31, 2005   $ 67,645          1.04%            3.60%             1.11%            52%
For the Year Ended March 31, 2004     95,321          0.89             3.27              1.08            103
For the Year Ended March 31, 2003     75,111          0.89             4.47              1.14             82
For the Year Ended March 31, 2002     64,047          0.81             4.83              1.08             85
For the Period Ended March 31,
  2001(c)                             70,901          1.09             5.62              1.37              4
 NEBRASKA TAX-FREE FUND
For the Year Ended March 31, 2005   $ 72,011          1.00%            3.41%             1.19%             5%
For the Year Ended March 31, 2004     84,487          0.90             3.54              1.15              9
For the Year Ended March 31, 2003     95,181          0.90             3.71              1.18             12
For the Year Ended March 31, 2002    100,111          0.86             3.92              1.14             50
For the Period Ended March 31,
  2001(c)                            121,961          1.10             3.49              1.38             --
 COLORADO TAX-FREE FUND
For the Year Ended March 31, 2005   $ 15,074          0.90%            3.13%             1.36%            27%
For the Year Ended March 31, 2004     17,075          0.90             3.20              1.17             13
For the Year Ended March 31, 2003     17,050          0.90             3.37              1.40             13
For the Year Ended March 31, 2002     16,575          0.90             3.48              1.19              3
For the Period Ended March 31,
  2001(c)                             11,855          0.90             3.67              1.57             --
 BALANCED FUND
For the Year Ended March 31, 2005   $ 27,227          0.99%            0.62%             1.38%            72%
For the Year Ended March 31, 2004     28,088          1.07             0.81              1.33             74
For the Year Ended March 31, 2003     13,484          1.35             1.16              1.53             57
For the Year Ended March 31, 2002     14,639          1.25             2.09              1.54             85
For the Year Ended March 31, 2001      6,414          1.73             2.88              2.09             77

                                                                          [FIRST
FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

                                                 INVESTMENT ACTIVITIES         DIVIDENDS TO SHAREHOLDERS FROM:
                                               --------------------------    ------------------------------------
                                                             NET REALIZED                      NET
                                                                 AND                        REALIZED
                                                              UNREALIZED                      GAINS
                                                                GAINS                          ON
                                  NET ASSET       NET        (LOSSES) ON                   INVESTMENTS              NET ASSET
                                   VALUE,      INVESTMENT    INVESTMENTS        NET            AND        RETURN     VALUE,
                                  BEGINNING      INCOME      AND FOREIGN     INVESTMENT      FOREIGN        OF       END OF
                                  OF PERIOD      (LOSS)        CURRENCY        INCOME       CURRENCY      CAPITAL    PERIOD
-----------------------------------------------------------------------------------------------------------------------------
 CORE EQUITY FUND
For the Year Ended March 31, 2005  $ 9.67        $ 0.09         $ 0.96         $(0.09)       $(0.37)      $   --     $10.26
For the Year Ended March 31, 2004    7.51          0.09           2.16          (0.09)           --           --(+)    9.67
For the Year Ended March 31, 2003    9.89          0.09          (2.32)         (0.09)        (0.06)          --(+)    7.51
For the Year Ended March 31, 2002    9.51          0.12           0.50          (0.11)        (0.13)          --       9.89
For the Year Ended March 31, 2001    9.00          0.12           0.57          (0.11)        (0.05)       (0.02)      9.51
 GROWTH OPPORTUNITIES FUND
For the Year Ended March 31, 2005  $13.64        $(0.06)        $ 1.42         $   --        $   --       $   --     $15.00
For the Year Ended March 31, 2004    9.53         (0.05)          4.16             --(+)         --           --      13.64
For the Year Ended March 31, 2003   12.10         (0.04)         (2.53)            --            --           --       9.53
For the Year Ended March 31, 2002   11.22          0.06           0.90          (0.08)           --           --      12.10
For the Year Ended March 31, 2001   11.44          0.07          (0.23)         (0.06)           --           --      11.22
 SMALL COMPANY FUND
For the Year Ended March 31, 2005  $17.18        $ 0.02         $ 0.50         $(0.02)       $(0.14)      $   --     $17.54
For the Year Ended March 31, 2004   12.38          0.07           4.80          (0.07)           --           --      17.18
For the Year Ended March 31, 2003   14.79          0.07          (2.41)         (0.07)           --           --(+)   12.38
For the Year Ended March 31, 2002   12.26          0.10           2.68          (0.10)        (0.15)          --      14.79
For the Year Ended March 31, 2001   10.31          0.12           1.95          (0.12)           --           --      12.26
 INTERNATIONAL EQUITY FUND
For the Year Ended March 31, 2005  $11.23        $ 0.05         $ 0.83         $(0.03)       $(0.88)      $   --     $11.20
For the Year Ended March 31, 2004    7.44          0.06           3.77          (0.04)           --           --      11.23
For the Period Ended March 31,
 2003(d)                            10.00          0.03(e)       (2.59)            --            --           --       7.44


                                                                         RATIOS/SUPPLEMENTAL DATA
                                               ----------------------------------------------------------------------------
                                                                                    NET
                                                                                INVESTMENT
                                               NET ASSETS,                        INCOME
                                                 END OF        EXPENSES TO       (LOSS) TO       EXPENSES TO
                                     TOTAL       PERIOD          AVERAGE          AVERAGE          AVERAGE        PORTFOLIO
                                   RETURN(A)     (000'S)      NET ASSETS(B)    NET ASSETS(B)    NET ASSETS*(B)    TURNOVER
---------------------------------  ----------------------------------------------------------------------------------------
 CORE EQUITY FUND
For the Year Ended March 31, 2005    11.00%     $105,864          1.23%             0.90%            1.23%            11%
For the Year Ended March 31, 2004    30.11       114,746          1.11              1.05             1.19             10
For the Year Ended March 31, 2003   (22.64)       95,000          1.12              1.08             1.25             13
For the Year Ended March 31, 2002     6.64       132,295          1.03              1.09             1.20             16
For the Year Ended March 31, 2001     7.82       144,092          1.11              1.10             1.23             86
 GROWTH OPPORTUNITIES FUND
For the Year Ended March 31, 2005     9.97%     $ 78,371          0.99%            (0.42)%           1.25%            47%
For the Year Ended March 31, 2004    43.14        73,899          1.01             (0.44)            1.10             55
For the Year Ended March 31, 2003   (21.24)       45,622          1.08             (0.43)            1.26             62
For the Year Ended March 31, 2002     8.58        53,558          0.99              0.47             1.26             83
For the Year Ended March 31, 2001    (1.38)       45,590          0.96              0.89             1.28             72
 SMALL COMPANY FUND
For the Year Ended March 31, 2005     3.00%     $ 45,709          1.39%             0.13%            1.39%             6%
For the Year Ended March 31, 2004    39.47        41,641          1.12              0.47             1.38             15
For the Year Ended March 31, 2003   (15.81)       26,478          1.20              0.60             1.63             11
For the Year Ended March 31, 2002    22.95        22,532          1.21              0.73             1.64             27
For the Year Ended March 31, 2001    20.12        11,027          1.53              1.07             2.03             46
 INTERNATIONAL EQUITY FUND
For the Year Ended March 31, 2005     7.96%     $ 32,307          1.59%             0.59%            1.69%           145%
For the Year Ended March 31, 2004    51.48        23,486          1.51              0.58             1.66            103
For the Period Ended March 31,
 2003(d)                            (25.60)(f)    11,496          1.61(f)           0.52(f)          2.21             37

 * Ratios excluding waivers voluntarily reduced and expenses paid indirectly. Voluntary waivers may be stopped at any time.

 + Value is less than $0.005.

(a)Not annualized for periods less than one year.

(b)Annualized for periods less than one year.

(c)Commenced operations on March 9, 2001.

(d)Commenced operations on May 30, 2002.

(e)Per share data calculated using average share method.

(f)Net voluntary waivers from the administrator. Excluding the voluntary waivers from the administrator, the total return, ratio of expenses including waivers and ratio of net investment income would have been (26.05)%, 2.01% and 0.12%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Notes to Financial Statements
March 31, 2005

1. Organization

First Focus Funds, Inc. (the "Company") was organized in October, 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company issuing its shares in series. The Company consists of 9 series, the Short-Intermediate Bond Fund, the Income Fund, the Nebraska Tax-Free Fund, the Colorado Tax-Free Fund, the Balanced Fund, the Core Equity Fund, the Growth Opportunities Fund, the Small Company Fund and the International Equity Fund (individually referred to as the "Fund" and collectively as the "Funds"). Each series represents a distinct portfolio with its own investment objectives and policies.

The Company is authorized to issue a total of 1,000,000,000 shares. All Funds presently offer Institutional Class shares without a sales charge.

Under the Funds' organizational documents, its' Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide general indemnification. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Funds expect the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with the accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation

The net asset value per share of the Funds is determined once on each business day as of the close of the New York Stock Exchange, which is normally 4 p.m. Eastern Time. Each Funds's net asset value per share is calculated by adding the value of all securities and other assets of the Fund, subtracting its liabilities and dividing the result by the number of its outstanding shares. In valuing the Funds' assets for calculating the net asset value, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including traded over-the-counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they traded on valuation date, or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review by the respective Fund's investment adviser, FNB Fund Advisers ("FNB") or Tributary Capital Management ("Tributary"), formerly FNC Fund Advisors, collectively, the "Advisers," both divisions of First National Bank of Omaha ("First National"), and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Short-term obligations (maturing within 60 days) may be valued on an amortized cost basis. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Committee pursuant to procedures established by the Board of Directors. Factors used in determining fair value include but are not limited to type of security or asset, fundamental analytical data relating to the investment, evaluation of the forces that influence the market in which the security is purchased and sold, and information as to any transactions or offers with respect to the security.

Securities Transactions and Investment Income

Security transactions are accounted for no later than the first calculation on the first business day following the trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount for financial reporting

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

purposes. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sale proceeds.

Risk Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation's interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation

The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) fair value of investment securities, other assets and liabilities at the current rate of exchange

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.

Dividends and interest from non-U.S. sources received by a Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 28%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Fund intends to undertake any procedural steps required to claim benefits of such treaties. If the value of more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

Loans of Portfolio Securities

Effective November 15, 2004, the Funds may lend their securities pursuant to a securities lending agreement ("Lending Agreement") with State Street Bank ("SSB"). Each Fund will limit its securities lending activity to 33 1/3% of its total assets. Security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral valued at least 102% of the fair value of the securities loaned for the respective Fund. Cash collateral received is invested by SSB pursuant to the terms of the Lending Agreement. According to the terms of the lending agreement, each Fund retains 70% of the income generated from the lending of its securities, SSB retains 30% of the respective securities lending income. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. To the extent a loan is secured by non-cash collateral, the borrower is required to pay a loan premium. Non-cash collateral received can not be sold or repledged. Net income earned on the investment of cash collateral and loan premiums received on non-cash collateral are allocated between SSB and the Funds in accordance with the Lending Agreement.

In the event of bankruptcy of the borrower, realization/retention of the collateral may be subject to legal proceedings.

March 31, 2005

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

The value of loaned securities and related collateral outstanding at March 31, 2005 was as follows:

                                                                VALUE OF      VALUE OF      VALUE OF
                                                               SECURITIES       CASH        NON-CASH
FUND                                                             LOANED      COLLATERAL    COLLATERAL
-----------------------------------------------------------------------------------------------------
Short-Intermediate Bond Fund                                   $18,435,475   $18,811,391     $  --
------------------------------------------------------------
Income Fund                                                      9,600,338     9,797,099        --
------------------------------------------------------------
Balanced Fund                                                    6,736,791     6,879,269        --
------------------------------------------------------------
Core Equity Fund                                                 5,511,124     5,640,927        --
------------------------------------------------------------
Growth Opportunities Fund                                        6,880,920     7,036,999        --
------------------------------------------------------------
Small Company Fund                                               8,918,371     9,129,937        --
-----------------------------------------------------------------------------------------------------

Cash collateral received for securities on loan was invested in the Securities Lending Quality Trust, an unregistered New Hampshire Trust (the "Trust"). The Trust is a pool of assets comprised of certificates of deposit, asset-backed securities, corporate bonds, bank notes, repurchase agreements, commercial paper, U.S. Government Agencies, deposit notes, time deposits and asset-backed commercial paper. The value of the investment in the Securities Lending Quality Trust at March 31, 2005 was as follows:

FUND                                                           FAIR VALUE
--------------------------------------------------------------------------
Short-Intermediate Bond Fund                                   $18,811,391
------------------------------------------------------------
Income Fund                                                      9,797,099
------------------------------------------------------------
Balanced Fund                                                    6,879,269
------------------------------------------------------------
Core Equity Fund                                                 5,640,927
------------------------------------------------------------
Growth Opportunities Fund                                        7,036,999
------------------------------------------------------------
Small Company Fund                                               9,129,937
--------------------------------------------------------------------------

Repurchase Agreements

The Funds may acquire repurchase agreements from financial institutions such as banks and broker/dealers that the Advisers deem credit-worthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodians or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act. As of March 31, 2005, the Funds did not hold any repurchase agreements.

Allocation of Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the Company are allocated among the respective Funds based upon relative net assets or some other reasonable method.

Distributions to Shareholders

The Short-Intermediate Bond, Income, Nebraska Tax-Free and Colorado Tax-Free Funds declare dividends of net investment income daily and pay them monthly. The Core Equity and Small Company Funds declare and pay monthly, the Balanced Fund declares and pays quarterly

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

and the Growth Opportunities and International Equity Funds declare and pay annually. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions from net income may differ significantly from book income due to certain tax elections made by the Funds.

Federal Income Taxes

It is each Fund's policy to continue to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of the income to its shareholders that will be sufficient to relieve it from substantially all Federal income taxes.

3. Related Party Transactions

The Funds have agreements with the respective Advisors to furnish investment advisory services to the Funds. Under the terms of these agreements, the Funds pay a monthly fee at the annual rate of the following percentages on average daily net assets: to FNB, 0.50% for the Short-Intermediate Bond Fund, 0.60% for the Income Fund, 0.70% for the Nebraska Tax-Free Fund, 0.75% for the Balanced and Core Equity Funds, 0.85% for the Small Company Fund and 1.00% for the International Equity Fund; and to Tributary, 0.70% for the Colorado Tax-Free Fund and 0.75% for the Growth Opportunities Fund. FNB has voluntarily agreed to waive or reimburse all or a portion of its fee so that the total operating expenses of the Balanced Fund does not exceed 0.99%. Tributary has voluntarily agreed to waive or reimburse all or a portion of its fee so that the total operating expenses in the Colorado Tax-Free Fund and Growth Opportunities Fund will not exceed 0.90% and 0.99%, respectively.

KBC Asset Management International Ltd. ("KBCAM"), a subsidiary of KBCAM Limited, serves as the investment sub-adviser to the International Equity Fund. Under the terms of this agreement, FNB pays to KBCAM a monthly fee of 0.50% of the average daily net assets of the International Equity Fund. KBCAM has voluntarily agreed to waive 0.10% of it's sub-advisory fee. This voluntarily agreement may discontinue at any time.

First National Bank serves as custodian for each of the Funds, with the exception of the International Equity Fund, for which The Northern Trust Company acts as custodian. First National Bank, as custodian, receives compensation from each of the Funds for such services in an amount equal to a fee, computed daily and payable monthly, at an annual rate of 0.03% of each Fund's average daily net assets. The Northern Trust Company receives as compensation from the International Equity Fund a fee, computed daily and paid monthly, at an annual rate of 0.065% of the Fund's average daily net assets, subject to minimum fee of $15,000 annually.

First National Bank also serves as the Funds' Transfer Agent. They receive a transaction based fee in addition to some out of pocket compensation from each of the Funds for their services. DST Systems, Inc., is the sub-transfer agent, whose functions include disbursing dividends and other distributions.

BISYS Fund Services Ohio, Inc. ("BISYS") acts as Administrator for each of the Funds. As compensation for its administrative and accounting services, the Administrator is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.15% of Funds average daily net assets for the first $600,000,000, 0.13% for $600,000,000 to $800,000,000, and 0.11% over
$800,000,000 subject to an aggregate minimum fee of $270,000 of all Funds.

The Advisers and the Administrator may periodically volunteer to reduce all or a portion of their fees with respect to one or more Funds. These voluntary waivers may be terminated at any time. The Advisers and the Administrators may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fees will cause the yield and total return of that Fund to be higher than it would be in the absence of such reductions.

BISYS Fund Services, Limited Partnership (the "Distributor") acts as Distributor for each of the Funds pursuant to a Distribution Agreement with the Company.

The Company has adopted an Administrative Services Plan, which allows the Funds to charge a shareholder services fee, for the Institutional Class pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, that may include the

March 31, 2005

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Advisers, their correspondent and affiliated banks and the Administrator (each a "Service Organization"). Such Service Organizations agree to provide certain administerial, recordkeeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of the shares of that Fund. Effective November 1, 1996, the Company entered into an agreement under the Administrative Services Plan with FNB at an annual rate of 0.10% of the average daily net assets serviced for each of the Funds.

4. Investment Transactions

The aggregate purchases and sales of securities, excluding U.S. Government securities and short-term investments, for the year ended March 31, 2005 were as follows:

                                                                      PURCHASES             SALES
----------------------------------------------------------------------------------------------------
Short-Intermediate Bond Fund                                         $17,196,151         $14,843,506
------------------------------------------------------------
Income Fund                                                           25,535,343          58,447,322
------------------------------------------------------------
Nebraska Tax-Free Fund                                                 3,378,510          11,678,336
------------------------------------------------------------
Colorado Tax-Free Fund                                                 4,290,538           5,536,911
------------------------------------------------------------
Balanced Fund                                                         12,821,640          15,270,101
------------------------------------------------------------
Core Equity Fund                                                      11,544,533          27,169,143
------------------------------------------------------------
Growth Opportunities Fund                                             35,290,607          40,368,158
------------------------------------------------------------
Small Company Fund                                                     7,029,171           2,462,838
------------------------------------------------------------
International Equity Fund                                             44,916,097          39,201,118
------------------------------------------------------------
----------------------------------------------------------------------------------------------------

The aggregate purchases and sales of long-term U.S. Government securities for the year ended March 31, 2005 were as follows:

                                                                      PURCHASES             SALES
----------------------------------------------------------------------------------------------------
Short-Intermediate Bond Fund                                         $34,797,836         $32,844,607
------------------------------------------------------------
Income Fund                                                           14,273,855          10,541,395
------------------------------------------------------------
Balanced                                                               4,381,533           4,243,646
------------------------------------------------------------
----------------------------------------------------------------------------------------------------

5. Capital Share Transactions

The Company is authorized to issue a total of 1,000,000,000 shares of common stock in each series with a par value of $0.00001 per share. The Board of Directors is empowered to issue other series of the Company's shares without shareholder approval.

6. Federal Income Tax Information

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with the Federal Tax regulations and may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent and they are charged or credited to paid in capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

To the extent these differences are permanent in nature (i.e. reclass of market discounts and premiums on bonds, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as returns of capital.

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

As of March 31, 2005, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments to capital:

                                                                                                       UNDISTRIBUTED
                                                                                                NET REALIZED GAINS/(LOSSES)
                                                                       UNDISTRIBUTED                ON INVESTMENTS AND
                                                               (DISTRIBUTIONS IN EXCESS OF)          FOREIGN CURRENCY
                                                                   NET INVESTMENT INCOME               TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------
Short-Intermediate Bond Fund                                             $471,749                        $(471,749)
------------------------------------------------------------
Income Fund                                                               501,191                         (501,191)
------------------------------------------------------------
Core Equity Fund                                                           11,654                          (44,668)
------------------------------------------------------------
Growth Opportunities Fund                                                 319,288                               --
------------------------------------------------------------
International Equity Fund                                                 (14,662)                          14,662
----------------------------------------------------------------------------------------------------------------------------

As of March 31, 2005, the components of Accumulated Earnings (Deficit) on a tax basis were as follows:

                          UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED                             ACCUMULATED      UNREALIZED
                           TAX-EXEMPT       ORDINARY        LONG-TERM     ACCUMULATED   DIVIDENDS   CAPITAL AND    APPRECIATION/
                             INCOME          INCOME       CAPITAL GAINS    EARNINGS      PAYABLE    OTHER LOSSES   (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Short-Intermediate Bond
  Fund                      $     --       $  256,491      $       --     $  256,491    $(250,392)  $(1,025,578)    $(1,713,600)
-----------------------
Income Fund                       --          251,355              --        251,355    (236,171)      (856,197)       (577,897)
-----------------------
Nebraska Tax-Free Fund       209,135               --         111,673        320,808    (209,134)            --       2,334,954
-----------------------
Colorado Tax-Free Fund        38,715            5,331         282,282        326,328     (39,322)            --         222,559
-----------------------
Balanced Fund                     --            5,491              --          5,491          --     (1,217,154)      4,863,226
-----------------------
Core Equity Fund                  --           56,490       3,872,074      3,928,564          --             --      31,071,632
-----------------------
Growth Opportunities
  Fund                            --               --       3,027,319      3,027,319          --             --      22,977,688
-----------------------
Small Company Fund                --           76,551         193,740        270,291          --             --      10,355,193
-----------------------
International Equity
  Fund                            --        1,777,778         836,427      2,614,205          --         (6,222)      2,430,958
---------------------------------------------------------------------------------------------------------------------------------

                                TOTAL
                             ACCUMULATED
                          EARNINGS/(DEFICIT)
---------------------------------------------------------------------------------------------------------------------------------
Short-Intermediate Bond
  Fund                       $(2,733,079)
-----------------------
Income Fund                   (1,418,910)
-----------------------
Nebraska Tax-Free Fund         2,446,628
-----------------------
Colorado Tax-Free Fund           509,565
-----------------------
Balanced Fund                  3,651,563
-----------------------
Core Equity Fund              35,000,196
-----------------------
Growth Opportunities
  Fund                        26,005,007
-----------------------
Small Company Fund            10,625,484
-----------------------
International Equity
  Fund                         5,038,941
---------------------------------------------------------------------------------------------------------------------------------

March 31, 2005

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

The tax character of dividends and distributions paid during the years ended March 31, 2005 and 2004 were as follows:

                                          DISTRIBUTIONS PAID FROM
                              -----------------------------------------------
                                                            NET LONG TERM             TAX-EXEMPT            RETURN OF
                                  ORDINARY INCOME           CAPITAL GAINS            DISTRIBUTIONS           CAPITAL
                              -----------------------   ---------------------   -----------------------   --------------
                                 2005         2004         2005        2004        2005         2004      2005    2004
------------------------------------------------------------------------------------------------------------------------
Short-Intermediate Bond Fund  $2,832,320   $2,848,256   $       --   $     --   $       --   $       --   $--    $    --
---------------------------
Income Fund                    3,347,360    4,047,098           --    253,874           --           --    --         --
---------------------------
Nebraska Tax-Free Fund            13,719       26,897      691,322    360,478    2,624,204    3,254,735    --         --
---------------------------
Colorado Tax-Free Fund               509        6,120       63,592    135,941      513,376      543,433    --         --
---------------------------
Balanced Fund                    155,115      171,084           --         --           --           --    --         --
---------------------------
Core Equity Fund                 942,390    1,056,406    3,862,128         --           --           --    --     49,572
---------------------------
Growth Opportunities Fund             --        6,794           --         --           --           --    --         --
---------------------------
Small Company Fund                52,428      157,340      358,535      9,264           --           --    --         --
---------------------------
International Equity Fund        711,738       75,769    1,685,785         --           --           --    --         --
------------------------------------------------------------------------------------------------------------------------


                                TOTAL DISTRIBUTIONS
                                       PAID*
                              ------------------------
                                 2005          2004
------------------------------------------------------------------------------------------------------------------------
Short-Intermediate Bond Fund  $ 2,832,320   $2,848,256
---------------------------
Income Fund                     3,347,360    4,300,972
---------------------------
Nebraska Tax-Free Fund          3,329,245    3,642,110
---------------------------
Colorado Tax-Free Fund            577,477      685,494
---------------------------
Balanced Fund                     155,115      171,084
---------------------------
Core Equity Fund                4,804,518    1,105,978
---------------------------
Growth Opportunities Fund              --        6,794
---------------------------
Small Company Fund                410,963      166,604
---------------------------
International Equity Fund       2,397,523       75,769
------------------------------------------------------------------------------------------------------------------------

* Total distributions paid may differ from the Statements of Changes because distributions are recognized when actually paid for tax purposes.

Under certain tax law, certain capital losses realized after October 31, and within the taxable year may be deferred and treated as occurring on the first business day of the following year. For the period ended March 31, 2005 the Funds deferred to April 1, 2005 post October capital losses of:

                                                                  POST-OCTOBER
                                                                     LOSSES
----------------------------------------------------------------------------------
Short-Intermediate Bond Fund                                         251,154
------------------------------------------------------------
Income Fund                                                          166,318
------------------------------------------------------------
International Equity Fund                                              6,222
----------------------------------------------------------------------------------

As of March 31, 2005, the following Funds had net capital loss carryforwards, which are available to offset future realized gains throughout the indicated expiration dates. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

                                                  2009       2010       2011       2012       2013       TOTAL
-----------------------------------------------------------------------------------------------------------------
Short-Intermediate Bond Fund                    $     --   $     --   $449,594   $     --   $324,830   $  774,424
----------------------------------------------
Income Fund                                           --    316,978         --    140,465    232,436      689,879
----------------------------------------------
Balanced Fund                                    700,094    111,228    405,832         --         --    1,217,154
-----------------------------------------------------------------------------------------------------------------

7. Concentration of Credit Risk

The Nebraska Tax-Free and Colorado Tax-Free Funds each concentrate their investments in a single state and therefore have more credit risk related to the economic conditions of that state than a Fund with broader geographical diversification.

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

The following Funds were rated by Moody's at March 31, 2005 as follows:

                                                               NEBRASKA TAX-FREE FUND*     COLORADO TAX-FREE FUND*
------------------------------------------------------------------------------------------------------------------
AAA                                                                       42%                        70%
------------------------------------------------------------
AA1                                                                        2%                         3%
------------------------------------------------------------
AA2                                                                       29%                         7%
------------------------------------------------------------
AA3                                                                        4%                        11%
------------------------------------------------------------
A1                                                                         4%                        --
------------------------------------------------------------
A2                                                                         6%                        --
------------------------------------------------------------
Not Rated By Moody's                                                      12%                         8%
------------------------------------------------------------
Cash Equivalent                                                            1%                         1%
------------------------------------------------------------------------------------------------------------------

* Percentages based on net assets

The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments, lack of liquidity, low marker capitalizations, foreign currency fluctuations, and the level of governmental supervision and regulation of securities markets in the respective countries.

8. Fund Merger

The Board of Directors and Shareholders of the First Focus Funds approved a reorganization of the Bond Fund into the Income Fund, which took place at the close of business on August 29, 2003. Under the reorganization, the Bond Fund transferred $30,061,921 for 3,027,244 shares of the Income Fund at an exchange ratio of 1.029.

The value of the Bond Fund on August 29, 2003 was $30,061,921. The Value of the Income Fund on August 29, 2003 was $68,265,125. Upon the reorganization of the Bond Fund and the Income Fund on August 29, 2003, the value of the Income Fund combined with the Bond Fund was $98,327,046.

9. Other Federal Income Tax Information (Unaudited)

For the year ended March 31, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV.

For the year ended March 31, 2005, the following Funds paid qualified dividend income of:

                                                                  QUALIFIED
                                                               DIVIDEND INCOME
------------------------------------------------------------------------------
Balanced Fund                                                    $   49,454
------------------------------------------------------------
Core Equity Fund                                                  2,105,818
------------------------------------------------------------
Small Company Fund                                                  538,009
------------------------------------------------------------
International Equity Fund                                           546,712
------------------------------------------------------------------------------

March 31, 2005

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

The International Equity Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax per outstanding share on March 31, 2005 are as follows:

                                                                  FOREIGN        FOREIGN
                                                                  SOURCE           TAX
                                                                  INCOME         EXPENSE
------------------------------------------------------------------------------------------
International Equity Fund                                          $0.07          $0.02
------------------------------------------------------------------------------------------

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2004. These shareholders will receive more detailed information along with their 2005 Form 1099-DIV.

The Funds designate the following percentage of distributions eligible for the dividends received deduction for corporations:

                                                               AMOUNT
---------------------------------------------------------------------
Balanced Fund                                                    32%
------------------------------------------------------------
Core Equity Fund                                                100
------------------------------------------------------------
Small Company Fund                                              100
---------------------------------------------------------------------

10. Proxy Voting Policy (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 800-662-4203 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

11. Quarterly Holdings (Unaudited)

A portfolio holdings statement for the Funds for the quarter ended June 30, 2005, will also be available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov by August 29, 2005.

                                                        [FIRST FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

Additional Fund Information
March 31, 2005

As a shareholder of the First Focus Funds, you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the First Focus Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 through March 31, 2005.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                                                             EXPENSE RATIO
                                                         BEGINNING        ENDING         EXPENSE PAID           DURING
                                                       ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*         PERIOD**
                                                          10/1/04         3/31/05      10/1/04 - 3/31/05   10/1/04 - 3/31/05
----------------------------------------------------------------------------------------------------------------------------
Short/Intermediate Bond Fund                             $1,000.00       $  995.20           $4.43               0.89%
----------------------------------------------------
Income Fund                                               1,000.00        1,000.90            5.24               1.05%
----------------------------------------------------
Nebraska Tax-Free Fund                                    1,000.00        1,000.40            5.04               1.01%
----------------------------------------------------
Colorado Tax-Free Fund                                    1,000.00          991.00            4.47               0.90%
----------------------------------------------------
Balanced Fund                                             1,000.00        1,074.30            5.12               0.99%
----------------------------------------------------
Core Equity Fund                                          1,000.00        1,078.80            6.43               1.24%
----------------------------------------------------
Growth Opportunities Fund                                 1,000.00        1,103.80            5.19               0.99%
----------------------------------------------------
Small Company Fund                                        1,000.00        1,044.80            7.14               1.40%
----------------------------------------------------
International Equity Fund                                 1,000.00        1,123.60            8.47               1.60%
----------------------------------------------------------------------------------------------------------------------------

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the First Focus Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                             EXPENSE RATIO
                                                         BEGINNING        ENDING         EXPENSE PAID           DURING
                                                       ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*         PERIOD**
                                                          10/1/04         3/31/05      10/1/04 - 3/31/05   10/1/04 - 3/31/05
----------------------------------------------------------------------------------------------------------------------------
Short/Intermediate Bond Fund                             $1,000.00       $1,020.49           $4.48               0.89%
----------------------------------------------------
Income Fund                                               1,000.00        1,019.70            5.29               1.05%
----------------------------------------------------
Nebraska Tax-Free Fund                                    1,000.00        1,019.90            5.09               1.01%
----------------------------------------------------
Colorado Tax-Free Fund                                    1,000.00        1,020.44            4.53               0.90%
----------------------------------------------------
Balanced Fund                                             1,000.00        1,020.00            4.99               0.99%
----------------------------------------------------
Core Equity Fund                                          1,000.00        1,018.75            6.24               1.24%
----------------------------------------------------
Growth Opportunities Fund                                 1,000.00        1,020.00            4.99               0.99%
----------------------------------------------------
Small Company Fund                                        1,000.00        1,017.95            7.04               1.40%
----------------------------------------------------
International Equity Fund                                 1,000.00        1,016.95            8.05               1.60%
----------------------------------------------------------------------------------------------------------------------------

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized.

                                                                          [FIRST
FOCUS FUNDS LOGO]
--------------------------------------------------------------------------------

                            POSITION(S)    LENGTH OF
                             HELD WITH       TIME
 NAME, ADDRESS, AND AGE     THE COMPANY     SERVED     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS*

JULIE DEN HERDER              Director      Since     Vice President and Director of Shared
1620 Dodge Street, Stop                      2004     Financial Services, First National Bank of
3085                                                  Omaha, since November 2001; Director of
Omaha, NE 68102                                       Shared Services, Interpublic Group, July 1999
Age: 44                                               to November 2001. No other directorships.

INDEPENDENT DIRECTORS

ROBERT A. REED                Director      Since     President and Chief Executive Officer,
2600 Dodge Street                            1994     Physicians Mutual Insurance Company and
Omaha, NE 68131                                       Physicians Life Insurance Company
Age: 65                                               (1974 - present). No other directorships.

GARY D. PARKER                Director      April     President, Chief Executive Officer and
1620 Dodge Street, Stop                      2004     Chairman, Lindsay Manufacturing Co., a
1071                                                  publicly owned Manufacturer of farm
Omaha, NE 68102                                       irrigation systems, for more than Five years.
Age: 59                                               No other directorships.

OTHER EXECUTIVE OFFICERS

MICHAEL A. GRUNEWALD       Vice President   Since     Director of Client Services, BISYS Fund
3435 Stelzer Road                          October,   Services (1997 - present)
Columbus, OH 43219                           2003
Age: 35

TRENT M. STATCZAR            Treasurer      Since     Vice President of Financial Services, BISYS
3435 Stelzer Road                          October,   Fund Services (1993 - present)
Columbus, OH 43219                           2003
Age: 33

TIMOTHY J. BRESNAHAN         Secretary      Since     Assistant Counsel, BISYS Fund Services
3435 Stelzer Road                          February,  (February 2005 - present); Associate,
Columbus, OH 43219                           2005     Greenberg Taurig, P.A. (March 2004 - February
Age: 36                                               2005); Legal Product Specialist, Deutsche
                                                      Bank Asset Management (November 2003 -
                                                      February 2004); Associate, Goodwin Proctor
                                                      LLP (September 2001 - February 2003); Law
                                                      Student (August 1999 - May 2001)

ALAINA V. METZ               Assistant      Since     Vice President, Blue Sky Compliance, BISYS
3435 Stelzer Road            Secretary     October,   Fund Services (1995 - present)
Columbus, OH 43219                           2003
Age: 38

---------------------
 * As defined in the 1940 Act. Ms. Den Herder is an interested Director because she is an officer of First National Bank of Omaha, the parent of FNB Fund Advisors, an investment advisor of the Fund.

ANNUAL REPORT

First Focus Funds(SM)
--------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of First Focus Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of First Focus Funds, Inc. -- Short-Intermediate Bond Fund, Income Fund, Nebraska Tax-Free Fund, Colorado Tax-Free Fund, Balanced Fund, Core Equity Fund, Growth Opportunities Fund, Small Company Fund, and International Equity Fund (the Funds), including the schedules of portfolio investments, as of March 31, 2005, and the related statements of operations for the year then ended, statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodians or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2005, the results of their operations for the year then ended, the changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
May 20, 2005

INVESTMENT ADVISER
   FNB Fund Advisers
   First National Bank
   1620 Dodge Street, Stop 1075
   Omaha, Nebraska 68197

   Tributary Capital Management
   First National Bank
   P.O. Box 555
   Fort Collins, Colorado 80522

INVESTMENT SUB-ADVISER
   (INTERNATIONAL EQUITY FUND ONLY)
   KBC Asset Management International Ltd.
   Joshua Dawson House
   Dawson Street
   Dublin 2, Ireland

 CUSTODIAN
   First National Bank
   1620 Dodge Street, Stop 1075
   Omaha, Nebraska 68197

   The Northern Trust Company
   (International Equity Fund only)
   50 South LaSalle Street
   Chicago, Illinois 60675

ADMINISTRATOR & DISTRIBUTOR
   BISYS Fund Services
   3435 Stelzer Road
   Columbus, Ohio 43219

LEGAL COUNSEL
   Cline, Williams, Wright, Johnson & Oldfather, LLP
   1900 US Bank Building
   233 South 13th Street
   Lincoln, NE 68508-2095

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   KPMG LLP
   191 W. Nationwide Blvd., Suite 500
   Columbus, OH 43215

This report has been prepared for the general information of First Focus Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective First Focus Funds prospectus. The prospectus contains more complete information about First Focus Funds' investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.

FOR MORE INFORMATION
   call 1-800-662-4203
   or write to:
   First Focus Funds Service Center
   P.O. Box 219022
   Kansas City, Missouri 64121-9022


                                  FIRST FOCUS
                                      FUNDS

                           Value. Stability. Service.                FFF-AR-0305
                                                                           05/05

ITEM 2. CODE OF ETHICS.

      Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

      THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS AN EXHIBIT.

      The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

      If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

      DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (b) OF THIS ITEM 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

              (i) Has at least one audit committee financial expert serving on its audit committee; or

              (ii) Does not have an audit committee financial expert serving on its audit committee.

          (2) If the registrant provides the disclosure required by paragraph
          (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

              (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

              (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

          (3) If the registrant provides the disclosure required by paragraph
          (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS NO AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2)NOT APPLICABLE.

3(a)(3) THE REGISTRANT'S BOARD OF TRUSTEES HAS DETERMINED THAT THE REGISTRANT DOES NOT HAVE AN "AUDIT COMMITTEE FINANCIAL EXPERT" (AS SUCH TERM HAS BEEN DEFINED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IN REGULATIONS IMPLEMENTED SECTION 407 OF THE SARBANES-OXLEY ACT OF 2002 (THE "REGULATIONS")) SERVING ON ITS AUDIT COMMITTEE. THE REGISTRANT'S BOARD BELIEVES THAT, NOTWITHSTANDING THE ABSENCE OF ANY ONE PERSON MEETING ALL REQUIRED ELEMENTS OF THE DEFINITION OF "AUDIT COMMITTEE FINANCIAL EXPERT", THE REGISTRANT'S AUDIT COMMITTEE COLLECTIVELY POSSESSES THE KNOWLEDGE AND EXPERIENCE NECESSARY TO EXECUTE ALL OF THE AUDIT COMMITTEE'S FUNCTIONS, DUTIES AND POWERS. ALL MEMBERS OF THE REGISTRANT'S AUDIT COMMITTEE ARE "INDEPENDENT" (AS DEFINED BY THE REGULATIONS).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2004     $ 99,972
2005     $105,840

      (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2004     $37,330
2005     $31,293

      Fees Comprised of:

                  2004 - consent on N-14 $10,450
                  2004 - 17F-2 counts $26,880
                  2005 - consent on N-1A $2,800
                  2005 - 17F-2 counts $28,493

      (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2004 - $25,350
2005 - $28,800

      Fees Comprised of:

                  2004 - Final tax return review - US Gov't MMF $1,350
                  2004 - Federal income and Nebraska tax returns reviews -
                  $15,000
                  2004 - Distribution calculation reviews and federal excise tax return review $9,000
                  2005 - Federal income and Nebraska tax return reviews -
                  $18,900
                  2005 - Distribution calculation reviews and federal excise tax return review $9,900

      (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2004     $0
2005     $0

      (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

THE AUDIT COMMITTEE (THE "COMMITTEE") SHALL REVIEW, CONSIDER, AND PRE-APPROVE THE ENGAGEMENT OF ALL AUDITORS TO CERTIFY THE FUNDS' FINANCIAL STATEMENTS (AN "AUDIT ENGAGEMENT"). THE COMMITTEE MUST REPORT TO THE BOARD OF DIRECTORS OF THE FUNDS (THE "BOARD") REGARDING ITS APPROVAL OF ALL AUDIT ENGAGEMENTS.

FUND MANAGEMENT MAY REQUEST PRE-APPROVAL OF, AND THE COMMITTEE, OR A MEMBER OF THE COMMITTEE DESIGNATED BY THE COMMITTEE (A "DESIGNATED MEMBER"), MAY PRE-APPROVE PERMISSIBLE NON-AUDIT SERVICES (E.G. TAX, VALUATION, AND GENERAL ACCOUNTING SERVICES) TO THE FUNDS AND/OR TO THE FUNDS' INVESTMENT ADVISER AND TO AFFILIATES OF THE FUNDS' INVESTMENT ADVISER THAT PROVIDE ONGOING SERVICES TO THE FUNDS (THE "SERVICE AFFILIATES"), ON A PROJECT-BY-PROJECT BASIS. THE AUDIT COMMITTEE MUST, HOWEVER, PRE-APPROVE ANY ENGAGEMENT OF THE AUDITOR TO PROVIDE NON-AUDIT SERVICES TO ANY SERVICE AFFILIATE DURING THE PERIOD OF SUCHAUDITOR'S AUDIT ENGAGEMENT. ANY ACTION BY THE DESIGNATED MEMBER IN APPROVING A REQUESTED NON-AUDIT SERVICE SHALL BE PRESENTED FOR RATIFICATION BY THE AUDIT COMMITTEE NOT LATER THAN AT THE AUDIT COMMITTEE'S NEXT SCHEDULED MEETING.

          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2004      0%
2005      0%

      (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

NOT APPLICABLE

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2004     $ 31,350
2005     $246,800

      (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

YES, THE REGISTRANT'S AUDIT COMMITTEE OF THE BOARD OF DIRECTORS HAS CONSIDERED WHETHER THE PROVISION OF NONAUDIT SERVICES THAT WERE RENDERED TO THE REGISTRANT'S INVESTMENT ADVISER (NOT INCLUDING ANY SUBADVISER WHOSE ROLE IS PRIMARILY PORTFOLIO MANAGEMENT AND IS SUBCONTRACTED WITH OR OVERSEEN BY ANOTHER INVESTMENT ADVISER), AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER THAT PROVIDES ONGOING SERVICES TO THE REGISTRANT THAT WERE NOT PRE-APPROVED PURSUANT TO PARAGRAPH (c)(7)(ii) OF RULE 2-01 OF REGULATION S-X IS COMPATIBLE WITH MAINTAINING THE PRINCIPAL ACCOUNTANT'S INDEPENDENCE.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

      (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (i) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (ii) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

      (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

      (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

      (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30a-2(a) ARE ATTACHED HERETO.

      (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

      (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30a-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) First Focus Funds, Inc.

By (Signature and Title)* /s/ Trent Statczar
                          -------------------------
                          Trent Statczar, Treasurer

Date May 31, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Trent Statczar
                         -------------------------
                         Trent Statczar, Treasurer

Date May 31, 2005

By (Signature and Title)* /s/ David P. Greer
                          -------------------------
                          David P. Greer, President

Date June 6, 2005

* Print the name and title of each signing officer under his or her signature.